Venture® Opportunity A-Series

Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 29, 2013

This Prospectus describes interests in VENTURE® OPPORTUNITY A-SERIES flexible Purchase Payment deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) that were previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture® Opportunity A-Series Variable Annuity Contract for the name of your issuing Company. Effective October 12, 2012, the Contracts are no longer offered for sale.

Variable Investment Options. We measure Contract Value and Variable Annuity payments according to the investment performance of Variable Investment Options under the Contracts. We hold the assets for each Variable Investment Option in a corresponding Subaccount of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, a corresponding Subaccount of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount, in turn, invests in a Portfolio of the John Hancock Variable Insurance Trust. John Hancock Investment Management Services, LLC (“JHIMS LLC”), an affiliate of ours, is the investment adviser to the John Hancock Variable Insurance Trust.

On the date of this Prospectus, each of the Subaccounts that we make available for the Contracts invests in one of the following Portfolios:

CONTRACTS WITH INCOME PLUS FOR LIFE® 12.11 SERIES RIDERS	CONTRACTS WITHOUT INCOME PLUS FOR LIFE® 12.11 SERIES RIDERS
Bond PS Series[1]	Core Strategy Trust
Lifestyle Balanced PS Series	Lifestyle Balanced Trust
Lifestyle Conservative PS Series	Lifestyle Conservative Trust
Lifestyle Growth PS Series	Lifestyle Growth Trust
Lifestyle Moderate PS Series	Lifestyle Moderate Trust
Ultra Short Term Bond Trust	Ultra Short Term Bond Trust

[1]

You cannot directly allocate Purchase Payments or Contract Value to the Bond PS Subaccount. If you purchased a Contract with one of the Income Plus for Life® 12.11 Series Riders (the “IPFL 12.11 Series Riders”) we offered, we may make automatic transfers of Contract Value to and from the Designated Investment Option (currently the Bond PS Subaccount), as determined by the Portfolio Stabilization Process® that we use in connection with those Riders. We describe the process and the automatic transfers in this Prospectus under “Features of the IPFL 12.11 Series Riders.”

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center	Mailing Address	John Hancock Annuities Service Center	Mailing Address
27 DryDock Avenue, Suite 3	P.O. Box 55444	27 DryDock Avenue, Suite 3	P.O. Box 55445
Boston, MA 02210-2382	Boston, MA 02205-5444	Boston, MA 02210-2382	Boston, MA 02205-5445
(800) 344-1029	www.jhannuities.com	(800) 551-2078	www.jhannuitiesnewyork.com

0413:703443	Venture® 7 Series

ii

I. Glossary

General Terms

In the following section, we define terms that we use throughout this Prospectus. In the second section of the Glossary, we define terms contained in this Prospectus that we use to describe our Income Plus for Life® 12.11 Series Riders. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of a Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. (See “VI. Optional Benefits – Annual Step-Up Death Benefit.”)

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period, unless the Owner is a trust or a custodian.

Annuities Service Center: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at the street address of the Annuities Service Center, 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date at least six months (one year for John Hancock New York Contracts) after the Contract Date, and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Commuted Value: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See “Full Surrenders During the Pay-out Period” in “V. Description of the Contract – Pay-out Period Provisions.”

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: A Variable Annuity contract described in this Prospectus.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of a Contract.

Contract Value: The total of the Investment Account values attributable to a Contract.

Contract Year: A period of twelve consecutive months beginning on the date the Contract is issued, or any anniversary of that date.

Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Net Purchase Payment: A Purchase Payment less any applicable front-end sales charge and premium tax.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period, unless the Owner is a trust or a custodian.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract. Purchase Payment (as opposed to “Net Purchase Payment”) is the gross payment amount, and does not reflect reductions for any applicable front-end sales charge or premium tax.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Rider: An optional benefit that you may elect for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Subaccount: A separate division of the applicable Separate Account.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Options: The variable investment choices available to Contract Owners, and the Designated Investment Option (currently the Bond PS Subaccount) that we use for automatic transfers of Contract Value to or from other Variable Investment Options under the Portfolio Stabilization Process®.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable tax and proportional share of administrative fee, to process a withdrawal.

Special Terms Used with Our Income Plus For Life® 12.11 Series Riders

In the following section, we define terms used in this Prospectus in connection with our Income Plus for Life® 12.11 Series Riders. Please see “VI. Optional Benefits” for more details about these Riders.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base.

Age 65 Contract Anniversary: The Contract Anniversary on, or next following, the date the Covered Person (oldest Covered Person under an Income Plus for Life – Joint Life® 12.11 Rider) turns age 65.

Age 95 Contract Anniversary: The Contract Anniversary on, or next following, the date the Covered Person (oldest Covered Person under an Income Plus for Life – Joint Life® 12.11 Rider) turns age 95.

Assumed Equity Allocation Factor or AEAF: An assumed equity factor assigned to each of the Lifestyle PS Subaccounts under the Portfolio Stabilization Process® that does not change. The Portfolio Stabilization Process® also determines a dollar-weighted AEAF on a periodic basis based on your current Contract Value in the Lifestyle PS Subaccounts.

Benefit Base: The value we use to determine guaranteed annual withdrawal amounts under the Riders.

Benefit Rate: The rate we use to determine guaranteed annual withdrawal amounts under the Riders.

Covered Person(s): The individual (or two individuals under an Income Plus for Life – Joint Life® 12.11 Rider) whose lifetime(s) we use to determine the duration of any guaranteed lifetime withdrawal amounts under the Rider. The Covered Person(s) must be the Annuitant (or Co-Annuitants) under the Contract.

Credit: A potential way to increase guaranteed annual withdrawal amounts under the Riders. A Credit, if applicable, increases the Benefit Base if you defer taking withdrawals during one or more Credit Periods.

Credit Rate: The rate we use to determine a Credit, if any, under the Riders. The Credit Rate is based on the Covered Person’s (youngest Covered Person’s under an Income Plus For Life – Joint Life® 12.11 Rider) age on each Contract Anniversary.

Credit Period: A period of time we use to measure the availability of Benefit Base Credits.

Designated Investment Option: The Variable Investment Option that we use for automatic transfers of Contract Value to or from other Variable Investment Options under the Portfolio Stabilization Process®. Currently, the Designated Investment Option is the Bond PS Subaccount.

Excess Withdrawal: A withdrawal that exceeds certain limits under the Income Plus For Life® 12.11 Series Riders.

Income Plus For Life® 12.11 Rider: A guaranteed minimum withdrawal benefit Rider that provides guaranteed withdrawal amounts based on the lifetime of a single Covered Person. We also may refer to this Rider as the “IPFL 12.11 Rider.”

Income Plus For Life – Joint Life® 12.11 Rider: A guaranteed minimum withdrawal benefit Rider that provides guaranteed withdrawal amounts based on the lifetime of two Covered Persons. We also may refer to this Rider as the “IPFL – Joint Life 12.11 Rider.”

Income Plus For Life® 12.11 Series Riders: Both Income Plus For Life® 12.11 Riders – i.e., Income Plus For Life® 12.11 and Income Plus For Life – Joint Life® 12.11. We also may refer to these Riders as the “IPFL 12.11 Series Riders.”

Lifetime Income Amount: The annual guaranteed withdrawal amounts under the Riders.

Lifetime Income Date: The date on which the Lifetime Income Amount guarantee begins. In most cases the Lifetime Income Date is the Contract Anniversary immediately preceding the date the youngest Covered Person turns age 59 1/2. However, the Lifetime Income Date is the date you purchase the Rider (the Rider’s “effective date”) if the youngest Covered Person will turn age 59 1/2 or older during the first Contract Year.

Lifestyle PS Subaccounts: The Subaccounts that invest in a specific Lifestyle PS Series Portfolio of the John Hancock Variable Insurance Trust: Lifestyle Balanced PS Subaccount, Lifestyle Conservative PS Subaccount, Lifestyle Growth PS Subaccount and Lifestyle Moderate PS Subaccount. We make the Lifestyle PS Subaccounts available under a Contract with an IPFL 12.11 Series Rider.

Monthly Anniversary: The day in each calendar month that is the same day of the month as the Contract Date. If that day is not a Business Day, the Monthly Anniversary will be the next Business Day. If the Monthly Anniversary is on the 29th, 30th or 31st, then for any month that does not include those dates, the Monthly Anniversary will be the first Business Day of the following month.

Portfolio Stabilization Process®: A non-discretionary, systematic mathematical process we use each Business Day to monitor the Contract Value under a Contract with an IPFL 12.11 Series Rider. The Portfolio Stabilization Process® determines the amount of Contract Value, if any, that we automatically transfer between the Lifestyle PS Subaccounts and a “Designated Investment Option” (currently the Bond PS Subaccount) at the end of a Business Day.

Reference Value: A value that the Portfolio Stabilization Process® uses each Business Day to compare against your Contract Value. The Reference Value is based on your initial Contract Value, and is adjusted each Business Day to reflect additional Net Purchase Payments and Excess Withdrawals. We adjust the Reference Value on each Monthly Anniversary to reflect the current Contract Value if that amount is greater than the most recently determined Reference Value. The Reference Value has no cash value, and you cannot withdraw it. It is not designed to equal the Benefit Base or the Lifetime Income Amount.

Reference Value Ratio or RV Ratio: The Contract Value on any Business Day divided by the current Reference Value.

Settlement Phase: The period when your Contract Value is less than the Lifetime Income Amount and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate.

Step-Up: A potential way to increase guaranteed annual withdrawal amounts under the Riders. A Step-Up, if applicable, increases the Benefit Base to reflect favorable investment performance, if any, on Contract Anniversaries before and after the Lifetime Income Date, up to and including the Age 95 Contract Anniversary.

Step-Up Date: A date on which we determine whether a Step-Up could occur.

Target Bond PS Subaccount Allocation: The target amount required to be maintained in the Designated Investment Option of the Portfolio Stabilization Process® (currently the Bond PS Subaccount), before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Subaccount.

II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a flexible Purchase Payment deferred variable annuity contract between you and a Company. “Deferred” means payments by a Company begin on a future date under the Contract. “Variable” means amounts in the Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA issued the Contract in any jurisdiction except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under “Death Benefit During Accumulation Period.”

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant, unless the Owner is a trust or custodian. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. The Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by a Qualified Plan. Consequently, if you invest in a Contract for a Qualified Plan, you should do so only on the basis of other benefits offered by the Contract. These benefits may include lifetime income payments and protection through living and death benefits.

The Contract provides an optional death benefit called the “Annual Step-Up Death Benefit” and optional guaranteed minimum withdrawal benefits called the “Income Plus For Life® 12.11 Series Riders,” each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under “VI. Optional Benefits.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Net Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contracts only in a limited number of circumstances and you may be unable to make an Additional Purchase Payment (see “Accumulation Period Provisions – Limitations on Additional Purchase Payments” in “V. Description of the Contract”).

What charges do I pay under the Contract?

The Contracts have a front-end sales charge, an annual Contract fee and asset-based charges.

We deduct the sales charge from your Purchase Payment before it is invested in your allocated Investment Options. The amount of the sales charge varies, as described in the section “VII. Charges & Deductions – Front-End Sales Charges.” To ensure that you are charged the lowest sales charge for which you qualify, be sure to send your Purchase Payments for this Contract through your broker-dealer.

The annual Contract fee is $50, which we waive if you are registered for electronic delivery of transaction confirmations (see “V. Description of the Contract – Telephone and Electronic Transactions”). Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Variable Investment Options. We hold the assets of each Variable Investment Option in a Subaccount that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”).

We offer two sets of Variable Investment Options. The set of Variable Investment Options available to you depends upon whether you selected an Income Plus for Life® 12.11 Series Rider with your Contract.

Contracts with an Income Plus For Life® 12.11 Series Rider. If you purchased a Contract with an IPFL 12.11 Series Rider, you may allocate Purchase Payments and Contract Value to one or more of the following Investment Options:

Lifestyle Balanced PS Subaccount

Lifestyle Conservative PS Subaccount

Lifestyle Growth PS Subaccount

Lifestyle Moderate PS Subaccount

Ultra Short Term Bond Subaccount

In addition, we may make automatic transfers of your Contract Value to and from the Designated Investment Option (currently the Bond PS Subaccount), in accordance with the Portfolio Stabilization Process® that is a feature of the IPFL 12.11 Series Riders. You cannot directly allocate any of your Contract Value to the Bond PS Subaccount, but we may transfer your Contract Value between the Lifestyle PS Subaccounts you choose and the Bond PS Subaccount. We describe the Portfolio Stabilization Process® we use to determine when and how much we may transfer under “VI. Optional Benefits.”

If you purchased a Contract with an Income Plus for Life® 12.11 Series Rider, you authorized us to transfer your Contract Value between the Lifestyle PS Subaccounts and a “Designated Investment Option” (currently the Bond PS Subaccount). Accordingly, your ability to maintain an investment in the Lifestyle PS Subaccounts is affected by automatic transfers we may make to and from the Bond PS Subaccount. An Income Plus For Life® 12.11 Series Rider may not be appropriate if you are primarily interested in maximizing the Contract’s potential for long-term participation in equity securities markets.

Contracts without an Income Plus For Life® 12.11 Series Rider. If you purchased a Contract without an IPFL 12.11 Series Rider, you may allocate Purchase Payments and Contract Value to one or more of the following Variable Investment Options:

Core Strategy Subaccount

Lifestyle Balanced Subaccount

Lifestyle Conservative Subaccount

Lifestyle Growth Subaccount

Lifestyle Moderate Subaccount

Ultra Short Term Bond Subaccount

We reserve the right to restrict the availability of Investment Options at any time. Please read “V. Description of the Contract – Accumulation Period Provisions – Allocations Among Investment Options” for more information about restrictions, limitations and requirements applicable to Investment Options.

All Contracts

Before you select Variable Investment Options under a Contract, you should consider:

•

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

•

The risks, fees and expenses (such as operating expenses and transaction costs) associated with the Portfolios available under a Contract with an Income Plus For Life® 12.11 Series Rider generally will differ from those associated with the Portfolios available in a Contract without an Income Plus For Life® 12.11 Series Rider, even where the Portfolio names are similar (see “IV. General Information about Us, the Separate Accounts and the Portfolios – The Portfolios”). You should review the Portfolio prospectuses for more information.

•

Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you do not have the ability to determine the investment decisions or strategies of the Portfolios.

How can I change my investment choices?

Allocation of Net Purchase Payments. You designate how you would like your Net Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Net Purchase Payments at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in “V. Description of the Contract – Transfers You May Make Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers You May Make Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During Pay-out Period”).

Transfers under Contracts with an Income Plus For Life® 12.11 Series Rider. We impose restrictions on your ability to make transfers among certain Variable Investment Options available under the Income Plus For Life® 12.11 Series Riders. In addition, we are authorized to make automatic transfers under the Portfolio Stabilization Process® from time to time. These automatic transfers move your Contract Value between the Lifestyle PS Subaccounts you select and a Designated Investment Option (currently the Bond PS Subaccount) (see “VI. Optional Benefits”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300, or your entire balance in that Investment Option if less than $300. If a withdrawal would reduce your Contract Value to less than $1,000, we may treat your withdrawal request as a request to withdraw all of your Contract Value. An administration fee may apply to your withdrawal (see “VII. Charges and Deductions”). Withdrawals from Contracts with an Income Plus For Life® 12.11 Series Rider may affect the benefits under the Rider (see “VI. Optional Benefits”). A withdrawal also may be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders were available under the Contract?

For the additional charge shown in the Fee Tables, you may have purchased a Rider offering optional benefits. The availability of the Riders may have varied by state.

Income Plus For Life® 12.11 Series Riders

The Income Plus For Life® 12.11 Series Riders (or “IPFL 12.11 Series Riders”) are optional guaranteed minimum withdrawal benefit Riders. The Riders contain our guarantee that you will be able to make withdrawals of a Lifetime Income Amount, regardless of your Contract’s investment performance. We describe the Riders’ terms in more detail in “VI. Optional Benefits.”

Availability. If it was available in your state, you may have elected to purchase an IPFL 12.11 Series Rider through your financial advisor’s authorized distributor. The IPFL 12.11 Series Riders were not available if you inherited a Contract issued as an IRA (see “VI. Optional Benefits – Availability”). You (or the applicable oldest “Covered Person”) must have been under age 81 in order to have purchased the Rider. If we issued you a Contract with an IPFL 12.11 Series Rider, you cannot terminate the Rider or exchange it for another Rider while your Contract is in effect.

Rider Benefit. We designed the IPFL 12.11 Series Riders to make a Lifetime Income Amount available for annual withdrawals starting on a “Lifetime Income Date.”

You establish your Lifetime Income Amount by taking a withdrawal after the Lifetime Income Date. If you limit your gross annual withdrawals to the Lifetime Income Amount, we make this benefit available for as long as you live, even if your Contract Value reduces to zero. You may elect to receive the Lifetime Income Amount automatically under our Income Made Easy program. We pay the Lifetime Income Amount automatically during the Rider’s “Settlement Phase,” which begins when your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider.

Excess Withdrawals. Under the IPFL 12.11 Series Riders, you choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if:

•	you make a withdrawal before the Lifetime Income Date, or

•	your annual Withdrawal Amounts exceed the Lifetime Income Amount in any year after the Lifetime Income Date.

We reduce the Lifetime Income Amount if you take any withdrawals before the applicable Lifetime Income Date. We also reduce the Lifetime Income Amount if your annual Withdrawal Amounts after the Lifetime Income Date exceed the limits specified in the IPFL 12.11 Series Riders. You will lose the Lifetime Income Amount if your Withdrawal Amounts before the applicable Lifetime Income Date deplete your Contract Value and any remaining Benefit Base to zero (see “VI. Optional Benefits – Features of IPFL 12.11 Series Riders”).

Benefit Base. We use a Benefit Base to determine the Lifetime Income Amount. You cannot request a withdrawal of the Benefit Base, and it usually differs from the Contract Value. The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($3 million). If you choose not to make any withdrawals at all during certain Contract Years, we will increase the Benefit Base by a Credit. We also may increase or “step up” the Benefit Base on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee by making Additional Purchase Payments (if not otherwise restricted – see “Accumulation Period Provisions – Limitations on Additional Purchase Payments”).

Determination of Lifetime Income Amount. We determine the initial Lifetime Income Amount on the Lifetime Income Date. To do this, we multiply the Benefit Base then in effect by the Benefit Rate applicable to your Contract. We will recalculate the Lifetime Income Amount if you do not take any withdrawals or annuitize the Contract during the next Contract Year. We describe the Benefit Rates we use to calculate the Lifetime Income Amount on the Lifetime Income Date, as well as certain age requirements and limitations on Credits, in “VI. Optional Benefits.”

Investment Limitations – Automatic Transfers of Contract Value. If you purchased a Contract with an IPFL 12.11 Series Rider, you must invest your Contract Value only in the Variable Investment Options we make available for that Rider. Under the IPFL 12.11 Series Riders, we monitor your Contract Value each Business Day and we may make automatic transfers of some of your Contract Value between the Lifestyle PS Subaccounts you select and a Designated Investment Option (currently the Bond PS Subaccount). We only make these automatic transfers to or from the Bond PS Subaccount under a non-discretionary, systematic mathematical process we call the “Portfolio Stabilization Process®.” We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits,” and in the SAI. We do not permit you to invest directly in or transfer funds directly out of the Bond PS Subaccount.

Annual Step-Up Death Benefit Rider

You may have elected to purchase the optional Annual Step-Up Death Benefit Rider, if available in your state, whether or not you purchased an Income Plus For Life® 12.11 Series Rider. Under the Annual Step-Up Death Benefit Rider, we guarantee a minimum death benefit up to the earlier of the Annuity Commencement Date or the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved up to the Contract Anniversary after you (or any Co-Owner) have turned age 75 (or death if earlier). The Annual Step-Up Death Benefit was available only at Contract issue and cannot be revoked once elected. The Annual Step-Up Death Benefit Rider was not available, however, if you (or any co-Owner) had already turned age 75 at the time you purchased the Contract, or if your Contract was an IRA that you inherited from someone else (unless you were the spouse of the decedent and owned the IRA in your own name).

If you elected to purchase an Annual Step-Up Death Benefit Rider and not an IPFL 12.11 Series Rider, you are required to invest your Contract Value in the Investment Options available under a Contract without an IPFL 12.11 Series Rider. We reserve the right to impose additional restrictions on Investment Options at any time. If we do impose additional restrictions, any Contract Value already allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option.

What are the tax consequences of owning a Contract?

In most cases, no income tax has to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);

•	payment of any death benefit proceeds;

•	periodic payments under one of our annuity payment options;

•	certain ownership changes; and

•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the nature of any Qualified Plan for which the Contract is being used; and

•	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59   1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax-deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

The Contract does not provide any tax-deferral benefits in addition to those provided by a Qualified Plan, including an IRA. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits.

We provide additional information on taxes in “VIII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should have consulted with their legal counsel and a qualified tax advisor regarding the suitability of the Contract.

Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, we encourage you to register for electronic delivery of your transaction confirmations. We waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture® Opportunity A-Series Contract. These fees and expenses are more completely described in this Prospectus under “VII. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay when you make Purchase Payments into the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock USA

John Hancock New York

Sales Charge

Maximum Charge Percentage[2]:	5.50%
Sales Charge Breakpoints:

If your Cumulative Value[3] is:	The Sales Charge (as a percentage of current Purchase Payments) is:

Up to $49,999.99	5.50%
$50,000 to $99,999.99	4.50%
$100,000 to $249,999.99	3.50%
$250,000 to $499,999.99	2.50%
$500,000 to $999,999.99	2.00%
$1,000,000 and over	1.00%

Transfer Fee[4]

Maximum Fee	$25
Current Fee	$0

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 3.50% of each Purchase Payment (see “VII. Charges and Deductions – Premium Taxes”).
[2]

The charge reflected is the maximum sales charge, as a percentage of a Purchase Payment. The charge shown applies to Contracts with Cumulative Value of less than $50,000 (see “VII. Charges & Deductions – Front-End Sales Charges”).

[3]

Your Cumulative Value is equal to your current Purchase Payment and, if making an Additional Purchase Payment, the greater of your Contract Value or the sum of all previous Purchase Payments minus any withdrawals (see “VII. Charges & Deductions – Front-End Sales Charges”).

[4]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses other than Portfolio Expenses

John Hancock USA

John Hancock New York

Annual Contract Fee[1]	$50

Annual Separate Account Expenses[2]
(as a percentage of Contract Value in the Variable Investment Options)
Mortality and Expense Risks Fee[3]	0.65%
Administration Fee (asset based)	0.15%

Total Annual Separate Account Expenses[2]	0.80%
(With No Optional Riders Reflected)

Optional Benefits
Fees deducted from Separate Account
Annual Step-Up Death Benefit Fee[2]	0.30%

Total Annual Separate Account Expenses[4]	1.10%

[1]	The $50 annual Contract fee is waived if you are registered for electronic delivery of transaction confirmations (see “IX. General Matters – Transaction Confirmations”).
[2]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]	Amount shown includes the Mortality and Expense Risks Fee and the Administration Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.

Other Account Fees deducted from Contract Value
Optional Guaranteed Minimum Withdrawal Benefit Riders
(You may select only one of the following. We deduct the fee on an annual basis from Contract Value.)
	IPFL 12.11 Rider [1]	IPFL – Joint Life 12.11[2]
Maximum Fee	1.50%	1.50%
Current Fee	1.00%	1.00%

1

The current charge for the Income Plus For Life® 12.11 Rider is 1.00% of the Adjusted Benefit Base. We reserve the right to change the charge up to a maximum charge of 1.50% at any time, but we will not do so during the first 2 Contract Years, or within the 2 Contract Years following such a change.

2

The current charge for the Income Plus For Life – Joint Life® 12.11 Rider is 1.00% of the Adjusted Benefit Base. We reserve the right to change the charge up to a maximum charge of 1.50% at any time, but we will not do so during the first 2 Contract Years, or within the 2 Contract Years following such a change.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

	Venture® Opportunity A– Series with IPFL 12.11 Series Rider		Venture ® Opportunity A– Series without IPFL 12.11 Series Rider

Total Annual Portfolio Operating Expenses	Minimum	Maximum	Minimum	Maximum
(as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2012)
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees and other expenses	0.90%	1.13%	0.83%	1.01%

Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

Example 1: Maximum Portfolio operating expenses – Contract with optional benefit Riders

The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee, Rider fees, and the maximum fees and expenses of any of the Portfolios and no reduction in sales charges based on Cumulative Value. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA & John Hancock New York Contract with Income Plus For Life® 12.11 and Annual Step-Up Death Benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$927	$1,689	$2,493	$4,675
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$927	$1,689	$2,493	$4,675

Example 2: Minimum Portfolio operating expenses – Contract with no optional benefit Riders

The next example assumes that you invest $10,000 in a Contract but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios, and no reduction in sales charges based on Cumulative Value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA & John Hancock New York Contract with no optional benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$711	$1,030	$1,371	$2,323
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$711	$1,030	$1,371	$2,323

The following tables describe the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2012, except as stated below in the notes that follow the tables. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the tables.

The available Portfolios differ for Contracts issued with and Contracts issued without an IPFL 12.11 Series Rider (see “VI. Optional Benefits”).

Portfolio Expenses

Portfolio Expenses for Contracts with an IPFL 12.11 Series Rider:

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
Bond PS Series
Series II	0.57%	0.25%	0.08%	—	0.90%	0.00%	0.90%
Lifestyle Balanced PS Series
Series II	0.05%	0.25%	0.06%	0.74%	1.10%	0.00%	1.10%
Lifestyle Conservative PS Series
Series II	0.05%	0.25%	0.15%	0.69%	1.14%	-0.05%[2]	1.09%
Lifestyle Growth PS Series
Series II	0.05%	0.25%	0.06%	0.77%	1.13%	0.00%	1.13%
Lifestyle Moderate PS Series
Series II	0.05%	0.25%	0.11%	0.72%	1.13%	-0.01%[2]	1.12%
Ultra Short Term Bond
Series II	0.55%	0.25%	0.10%	—	0.90%	0.00%	0.90%

[1]

“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio’s investment in underlying portfolios and are included in “Total Annual Operating Expenses.” The Total Annual Operating Expenses shown may not correlate to the Portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

[2]

The Adviser has contractually limited other Portfolio level expenses to 0.10%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2014 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Portfolio Expenses for Contracts without an IPFL 12.11 Series Rider:

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
Core Strategy
Series II	0.05%	0.25%	0.03%	0.50%	0.83%	0.00%	0.83%
Lifestyle Balanced
Series II	0.04%	0.25%	0.02%	0.68%	0.99%	0.00%	0.99%
Lifestyle Conservative
Series II	0.04%	0.25%	0.02%	0.65%	0.96%	0.00%	0.96%
Lifestyle Growth
Series II	0.04%	0.25%	0.02%	0.70%	1.01%	0.00%	1.01%
Lifestyle Moderate
Series II	0.04%	0.25%	0.02%	0.67%	0.98%	0.00%	0.98%
Ultra Short Term Bond
Series II	0.55%	0.25%	0.10%	—	0.90%	0.00%	0.90%

[1]

“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio’s investment in underlying portfolios and are included in “Total Annual Operating Expenses.” The Total Annual Operating Expenses shown may not correlate to the Portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 27 DryDock Avenue Suite 3, Boston, Massachusetts 02210-2382. John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, or when we transfer Contract Value to a Designated Investment Option (currently the Bond PS Series Investment Option), we purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, or when we transfer Contract Value to or from a Designated Investment Option (currently the Bond PS Series Investment Option), we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account. Similarly, the performance of a Portfolio available under a Contract without an IPFL 12.11 Series Rider could differ substantially from that of a Portfolio with a similar name and investment objective that is available under a Contract with an IPFL 12.11 Series Rider.

In selecting the Portfolios that are available as Investment Options under a Contract with an IPFL 12.11 Series Rider, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with the Portfolio Stabilization Process® and our obligations to pay guarantees and benefits under the Rider. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Rider. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract and/or under optional benefit Riders.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or if in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2012, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds

The Core Strategy Trust Portfolio and each of the John Hancock Variable Insurance Trust’s “Lifestyle” Portfolios is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of these funds of funds contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth, and Lifestyle Moderate Portfolios, and the Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series Portfolios.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these funds of funds in other funds on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a fund of funds. In addition, the ten largest holdings of each fund are posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following tables contain a general description of:

A. Portfolios for Contracts issued with an IPFL Series Rider;

B. Portfolios for Contracts issued without an IPFL Series Rider; and

C. Portfolio used with all Contracts.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus, without charge, by contacting us at the Annuities Service Center shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

A. Portfolios for Contracts issued with an IPFL 12.11 Series Rider. If you purchased a Contract with an IPFL Series Rider, you may allocate Net Purchase Payments to one or more of the Lifestyle PS Subaccounts and/or the Ultra Short Term Bond Subaccount. In purchasing the Rider, you authorize the Company to monitor your allocations of Contract Value to the Lifestyle PS Subaccounts, and to reallocate Contract Value between the Lifestyle PS Subaccounts and a Designated Investment Option (currently the Bond PS Subaccount) by the Portfolio Stabilization Process®, a non-discretionary, systematic mathematical process described in “VI. Optional Benefits – Features of the IPFL 12.11 Series Riders.”

The Portfolio Stabilization Process® may result in large-scale asset flows into and out of one or more of these Portfolios, which may negatively affect the Portfolio’s performance. It may increase the Portfolio’s transaction costs, and cause the Portfolio to purchase securities in anticipation of possible asset flows or sell securities when it would not normally do so. It could be particularly disadvantageous for the Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. Outflows may also increase the Portfolio’s expense ratio, and the purchase of securities in anticipation of possible asset flows could lower the Portfolio’s overall performance at a time when values could be rising.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Bond PS Series	Seeks income and capital appreciation. The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. There is no limit on the Portfolio’s average maturity.

Lifestyle Balanced PS Series	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 50% of its assets in portfolios that invest primarily in equity securities or futures contracts, and approximately 50% in portfolios which invest primarily in fixed-income securities.

Lifestyle Conservative PS Series	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 20% in portfolios which invest primarily in equity securities or futures contracts.

Lifestyle Growth PS Series	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 70% of its assets in portfolios which invest primarily in equity securities or futures contracts, and approximately 30% of its assets in portfolios which invest primarily in fixed-income securities.

Lifestyle Moderate PS Series	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 40% of its assets in portfolios which invest primarily in equity securities or futures contracts.

B. Portfolios for Contracts issued without an IPFL 12.11 Series Rider.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Core Strategy Trust	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Lifestyle Balanced Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 50% of its assets in portfolios that invest primarily in equity securities, and approximately 50% in portfolios which invest primarily in fixed-income securities.

Lifestyle Conservative Trust	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 20% in portfolios which invest primarily in equity securities.

Lifestyle Growth Trust	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 70% of its assets in portfolios which invest primarily in equity securities, and approximately 30% of its assets in portfolios which invest primarily in fixed-income securities.

Lifestyle Moderate Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 40% of its assets in portfolios which invest primarily in equity securities.

C. Portfolio used with all Contracts.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Ultra Short Term Bond Trust	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio normally invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio's value fluctuates, and it is possible to lose money by investing in this Investment Option.

Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

V. Description of the Contract

Eligible Plans

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), and state and local government deferred compensation plans (see Appendix A: “Qualified Plan Types,” or you may request a copy of the SAI). We also designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.

You should consult with a qualified tax advisor for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:

•

the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split;

•

any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges; and

•	the Contract was not designed to fund a comingled account for multiple participants in a Qualified Plan.

Please see “VIII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VIII. Federal Tax Matters,” or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

Accumulation Period Provisions

Limitations on Additional Purchase Payments

Restriction on Additional Purchase Payments for Nonqualified Contracts. Except as listed below, you may not make an Additional Purchase Payment after the first Contract Year.

•	(Contracts issued in Florida) Contracts issued with neither a GMWB Rider nor an Annual Step-Up Death Benefit Rider are not subject to the restriction above on Additional Purchase Payments.

•	(Contracts issued in New York or Oregon) You may not make an Additional Purchase Payment after the first Contract Anniversary if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for all Nonqualified Contracts remain subject to the following:

•

You may not make an Additional Purchase Payment if your total contract value (your contract values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates) exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your total contract value to exceed $1 million.

•	(Contracts issued with a GMWB Rider) You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

Restriction on Additional Purchase Payments for Qualified Contracts (Including IRAs). Except as listed below, you may not make an Additional Purchase Payment after the later of the first Contract Year or the Age 65 Contract Anniversary.

•	(Contracts issued in Florida) Contracts issued with neither a GMWB Rider nor an Annual Step-Up Death Benefit Rider are not subject to the restriction above on Additional Purchase Payments.

•

(Contracts issued in New York or Oregon) You may not make an Additional Purchase Payment after the later of the first Contract Anniversary or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for all Qualified Contracts remain subject to the following:

•

You may not make an Additional Purchase Payment if your total contract value exceeds $1 million at the time of payment or if your total contract value is less than $1 million and the Additional Purchase Payment would cause your total contract value to exceed $1 million.

•	(Contracts issued with a GMWB Rider) You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

If we issued your Contract in connection with an IRA, any Additional Purchase Payments for the year that you become age 70 1/2 and for any subsequent year must qualify as a “rollover contribution.” You should consult with a qualified tax advisor for additional information.

For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Plans, you may request a copy of the SAI from the Annuities Service Center.

Approval of Additional Purchase Payments through Automatic Payments or Transfers from Financial Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of the Contract, including any GMWB Rider, when made in connection with an automatic payment or transfer program from a bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

•	the Financial Account Plan or Payroll Plan was in effect on October 12, 2012;

•	no automatic withdrawal program from your Contract is in effect;

•	any GMWB Rider that you may have purchased with your Contract is not in the Settlement Phase; and

•	you have received our approval if any of the conditions below apply.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Any Additional Purchase Payments will be subject to our approval if any of the following conditions apply:

•

you make the payment under a Financial Account Plan and it exceeds the amount authorized on October 12, 2012 to be paid or transferred periodically from the bank account, brokerage account or other account you hold at a similar financial institution, and paid to us as an Additional Purchase Payment, or

•	your total contract value exceeds $1 million at the time of payment, under either a Financial Account Plan or Payroll Plan, or

•	your total contract value is less than $1 million and the Additional Purchase Payment under either a Financial Account Plan or Payroll Plan would cause your total contract value to exceed $1 million.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders; or

•	we impose additional restrictions, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

•

You purchased your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer from an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such section 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.

•	You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000.

•	You and your spouse each purchased at least one new Contract AND the average initial Purchase Payments for the new Contract(s) was equal to or greater than $50,000.

•

You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or non-qualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

•	You purchased a Contract to be used within John Hancock USA’s Individual 401(k) Program.

•	You purchased a new Qualified Contract under an already existing qualified retirement plan AND the plan owned one or more Qualified Contracts issued by us prior to June 1, 2004.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

•	the Contract Value at the end of such two-year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VIII. Federal Tax Matters”).

You designate how your Net Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value, and for the Bond PS Subaccount when we transfer Contract Value into that Subaccount. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete. We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, transfer amounts to or from the Bond PS Subaccount, or apply amounts to an Annuity Option.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day;

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day; or

•	the transfer of Contract Value is an “automated transaction” scheduled for that Business Day under the Portfolio Stabilization Process®.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transfers of Contract Value under the IPFL 12.11 Series Riders’ Portfolio Stabilization Process®, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction is processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction is processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Allocations Among Investment Options

You may invest your Net Purchase Payments (if otherwise not restricted) and Contract Value only in the Investment Options we make available.

Contracts Purchased with an IPFL 12.11 Series Rider. Please see “VI. Optional Benefits – Features of Income Plus for Life® 12.11 Series Riders” for information on permitted Investment Options under Contracts purchased with an IPFL 12.11 Series Rider. If you purchase a Contract with an IPFL 12.11 Series Rider, we will use a non-discretionary, systematic mathematical process, the “Portfolio Stabilization Process®,” to make automatic transfers of Contract Value to and from the Bond PS Subaccount. We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits” in this Prospectus, and in the SAI.

You may transfer between Investment Options on any date subject to our restrictions on frequent trading. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein.

Contracts Purchased without an IPFL 12.11 Series Rider. If you purchase a Contract without an IPFL 12.11 Series Rider, you must invest 100% of your Contract Value among the currently available Investment Options (see “Available Investment Options” below).

You should consult with your financial advisor to assist you in determining which available Investment Option is best suited for your financial needs and risk tolerance.

Available Investment Options. If you purchase a Contract without an Income Plus For Life® 12.11 Series Rider, we restrict the Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

•	Core Strategy Trust

•	Lifestyle Balanced Trust

•	Lifestyle Conservative Trust

•	Lifestyle Growth Trust

•	Lifestyle Moderate Trust

•	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from any other selected DCA Source Investment Option in connection with your selected Investment Options (see “Special Transfer Services – Dollar Cost Averaging” in this section, below).

We reserve the right to restrict Investment Options in your Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as the allocated amounts remain in that Investment Option. If we exercise this right, your ability to select from the range of available Investment Options under the Contract could be significantly limited.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. You should read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We cancel accumulation units from the Investment Account from which you transfer amounts and we credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option because such activity may expose a variable investment option’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program; (b) automatic transfers to or from a Designated Investment Option (currently the Bond PS Subaccount) under the Portfolio Stabilization Process®; (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios; and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfer-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Automatic Transfers Under IPFL 12.11 Series Riders

If you purchased a Contract with an IPFL 12.11 Series Rider, we use a non-discretionary, systematic mathematical process, the “Portfolio Stabilization Process®,” to transfer Contract Value to and from a Designated Investment Option (currently the Bond PS Subaccount). We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits” in this Prospectus, and in the SAI.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You can also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. We waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Dollar Cost Averaging

We administer a Dollar Cost Averaging (“DCA”) program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option (the “DCA Source Investment Option”) to other Variable Investment Options (the “Destination Investment Options”) until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Investment Option. Instead, the Net Purchase Payment amount will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

Impact of Automatic Transfers under an IPFL 12.11 Series Rider. If you purchased a Contract with an IPFL 12.11 Series Rider, we use the Portfolio Stabilization Process® to determine if any Contract Value will be transferred to or from a Designated Investment Option (currently the Bond PS Subaccount). The Portfolio Stabilization Process® may result instead in limiting your ability to achieve the desired benefit of the DCA programs. Although we process a daily transaction under the DCA program before we process a transaction under the Portfolio Stabilization Process®, you may experience:

(i)	greater redemptions of accumulation units of a particular Investment Option when the unit value is low;

(ii)	greater purchases of accumulation units of a particular Investment Option when the unit value is high; and

(iii)	a different duration, and different amounts, invested in a particular Investment Option than you initially intended.

We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits” and in the SAI.

You should consult with your financial advisor to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We permit Asset Rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Impact of Automatic Transfers under an IPFL 12.11 Series Rider. If you purchased a Contract with an IPFL 12.11 Series Rider, we use the Portfolio Stabilization Process® to determine if any Contract Value is to be transferred to or from a Designated Investment Option (currently the Bond PS Subaccount). The Portfolio Stabilization Process® is not designed to maintain Contract Value among Investment Options in your indicated percentages. It may result instead in limiting your ability to achieve the desired benefit of the Asset Rebalancing program.

Although we process a scheduled transaction under the Asset Rebalancing program before we process a transaction under the Portfolio Stabilization Process®, you may experience:

(i)	transfers on a scheduled Asset Rebalancing date that do not match your indicated percentages;

(ii)	transfers to and from a particular Investment Option between scheduled Asset Rebalancing dates; and

(iii)	gains and losses between scheduled Asset Rebalancing dates for a particular Investment Option that do not reflect the investment of your indicated percentage of Contract Value in the Investment Option for the entire period.

We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits,” and in the SAI.

You should consult with your financial advisor to assist you in deciding whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Section 403(b) Plan Contracts. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any applicable Rider charge, administrative fee, or tax. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested, reduced by any applicable Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account.

When making a withdrawal from a Contract with an IPFL 12.11 Series Rider, your Withdrawal Amount is taken proportionally from all of your Variable Investment Options, including the Bond PS Subaccount.

When making a withdrawal from a Contract without an IPFL 12.11 Series Rider, you may specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option If you do not specify the Investment Options(s) from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal the amount remaining in the Investment Option is less than $100, we generally treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the amount withdrawn would reduce the Contract Value to less than $1,000, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture® Opportunity A-Series Variable Annuity Contracts that do not have an Income Plus For Life® 12.11 Series Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request. Such a withdrawal may also have tax consequences.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VIII. Federal Tax Matters — Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals (Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you have no signed application on file with us; or

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal or surrender request; or

•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Systematic Withdrawal Program

We administer a Systematic Withdrawal Program (“SWP”) which, after entering into a SWP agreement, permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. For Contracts without an IPFL 12.11 Series Rider, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. For Contracts with an IPFL 12.11 Series Rider, we take withdrawals pro rata from all of your Investment Options. We limit the total of SWP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made. The SWP is not available to Contracts participating in the DCA program or for which Purchase Payments are being automatically deducted from a Financial Account Plan or a Payroll Plan. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in a SWP. SWP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in a SWP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the SWP.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a Contract with an IPFL 12.11 Series Rider. There is no charge for participation in this program. Please read “VI. Optional Benefits – Withdrawals, Distributions and Settlements – Pre-authorized Withdrawals – The Income Made Easy Program,” for more information.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

Amount of Death Benefit. The death benefit payable under the Contract will be the greater of:

•	the Contract Value; or

•	the “Guaranteed Minimum Death Benefit,” i.e., the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

The death benefit is reduced in connection with withdrawals on a pro rata basis, by an amount equal to (i) multiplied by (ii) where:

(i)	is equal to the death benefit prior to the withdrawal; and

(ii)	is equal to the amount of the withdrawal divided by the Contract Value prior to the withdrawal.

If you die during the Settlement Phase under an optional Income Plus For Life® 12.11 Series Rider, however, the death benefit will be the amount, if any, then payable under that Rider. Please read “VI. Optional Benefits” for more information.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Distribution of Death Benefit. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see “VIII. Federal Tax Matters — Other Qualified Plans”).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract continues, subject to the following:

•	The Beneficiary becomes the Owner.

•

We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.

•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

•

If the deceased Owner’s Beneficiary is a surviving spouse who falls within the definition of “spouse” under the federal Defense of Marriage Act (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the spouse’s death benefit.

•

If the Beneficiary is not the deceased Owner’s spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

•

Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit.

If you substitute a new Contract Owner, the death benefit will be the Contract Value and the Guaranteed Minimum Death Benefit will no longer apply, with the following exceptions:

(a)	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner;

(b)	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual;

(c)	the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or

(d)	ownership is transferred to the Owner’s spouse following the death of the Owner.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Please see “VI. Optional Benefits” for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.

Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, the earliest allowable

Annuity Commencement Date is six months after the Contract Date. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date was specified, the Maturity Date is the first day of the month following the 95th birthday of the oldest Annuitant (or in New York, the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary) (“Default Maturity Date”). You may request a different Maturity Date (including a date later than the Default Maturity Date) at any time, by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

•	you are registered on the website and you are under age 98, and

•	your Contract is active, and not owned by a custodian or continued by a surviving spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

We will deny our consent to a later Annuity Commencement Date based solely upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 95). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see “VIII. Federal Tax Matters – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we provide as a default a variable Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. For Contracts with an Income Plus For Life® 12.11 Series Rider, we provide as a default a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

For Contracts purchased prior to December 16, 2011 and offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

•	a Nonqualified Contract, or

•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If your Contract has an Income Plus For Life® 12.11 Series Rider, you must transfer your Contract Value out of the Lifestyle PS Portfolios before selecting an Annuity Option. You may transfer into the Portfolios available for Contracts without an IPFL 12.11 Series Rider at that time. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

•	you are no longer permitted to make any withdrawals under the Contract;

•	you are no longer permitted to make or receive any withdrawals under an IPFL 12.11 Series Rider;

•	we may not change the Annuity Option or the form of settlement; and

•	your Guaranteed Minimum Death Benefit terminates.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Additional Annuity Options for Contracts with an IPFL 12.11 Series Rider. We make additional Annuity Options available if you purchase a Contract with one of our Income Plus For Life® 12.11 Series Riders (“IPFL Alternate Annuity Options”). The applicable fixed IPFL Alternate Annuity Option for single or joint lives shown below will be provided as the default option at your Contract’s Maturity Date.

IPFL Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchase a Contract with an IPFL 12.11 Rider. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL 12.11 Rider that you purchased with your Contract; or

•	the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity.

IPFL Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchase a Contract with the IPFL – Joint Life 12.11 Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL – Joint Life 12.11 Rider that you purchased with your Contract; or

•	the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity.

Full Surrenders During the Pay-out Period. You may surrender your Contract, after the Pay-out Period has begun, only if, at the time you annuitized, we offered and you selected a variable pay-out under a period certain only Annuity Option for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments (“Commuted Value”) of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

•

multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” below for a description of an Annuity Unit);

•	assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 1%, resulting in level annuity payments; and

•	calculating the present value of these payments at the assumed interest rate of 1%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

Partial Surrenders During the Pay-out Period. We permit partial surrenders after the Pay-out Period has begun, only if, at the time you annuitized, we offered and you selected a variable pay-out under a period certain only Annuity Option for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a × {1 – ((b ÷ c) ÷ d)}, where:

a	equals the number of Annuity Units used to determine future payments before the commutation;

b	equals the dollar amount requested to be paid out as part of the commutation;

c	equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 1%; and

d	equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, c equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 1%. This value is 3,788.52 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 × {1 – (($20,000 ÷ 3,788.52) ÷ $12.50)} = 231.07 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with an Income Plus For Life® 12.11 Series Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable sales charge and premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable sales charge and premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable sales charge and premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s age and the Annuity Option selected. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” under “V. Description of the Contract”). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 1% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 1.81%.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life or payments during the Settlement Phase under an optional Income Plus For Life® 12.11 Series Rider. Please read “VI. Optional Benefits” for additional information.

Other Contract Provisions

Initial Inspection Period

Your Contract contains a “free look” provision that describes a right to review and cancel the Contract during an initial inspection period in order to receive a refund. The initial inspection period generally is 10 days from the date of delivery of a Contract, but may be for a longer period as required under applicable state insurance laws and regulations. The free look provision also describes where to return a Contract for cancellation, and the amount of the refund. In some instances, the provision could also describe the way we invested your initial Purchase Payment during the inspection period.

The Contracts described in this Prospectus are no longer offered and, as of the date of this Prospectus, the free look provision for your Contract should have expired and not be in effect.

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the Contract specifications page or as subsequently named. We do not permit joint ownership of Contracts purchased by a non-natural person (such as a corporation or a trust) or held for the benefit of such an entity. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner (except when the Owner is a trust or custodian). If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:

•

A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

•	A change of ownership may result in termination of a minimum withdrawal benefit guarantee (If you purchased a GMWB Rider, you can get more information from “VI. Optional Benefits”).

•

An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.

•	A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.

•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

•

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an “Annuitant,” the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date (except when the Owner is a trust or custodian).

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

Federal Definition of Spouse. Any federal tax provisions related to status as a “spouse” are governed by the Federal Defense of Marriage Act (“DOMA”), which does not recognize civil unions or same-sex marriages that may otherwise be allowed under state law. Please consult with your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age or Survival

We normally require proof of age or survival of any person upon whose age or survival any payment depends. If the age of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age. If we have made incorrect payments under the Contract, we will either pay the amount of any underpayment immediately or we will deduct the amount of any overpayment from future payments.

VI. Optional Benefits

Overview

We offer two types of optional benefit Riders that you may have elected to purchase when you purchased a Contract:

•	the Income Plus For Life® 12.11 Series Riders*, which are designed to provide a stream of lifetime income to the annuitant through withdrawals; and

•

the Annual Step-Up Death Benefit Rider, which has the potential to provide a death benefit in excess of that provided under the Contract if the holder of the Contract (or the Annuitant, if the holder is a legal entity) dies during the Accumulation Phase of the Contract.

*

We use the terms “Income Plus For Life 12.11 Series Riders” and “IPFL 12.11 Series Riders” in the Prospectus to refer to both Income Plus For Life® Riders, i.e., Income Plus For Life® 12.11 and Income Plus For Life – Joint Life® 12.11.

You could have elected to purchase these Riders only at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired (see “Other Contract Provisions – Initial Inspection Period” in “V. Description of the Contract”), you may not revoke these optional benefits (unless we increase the Rider fee). When your Contract reaches the Maturity Date, you may elect to extend the Maturity Date or choose one of our Annuity Options. If you do not elect to extend the Maturity Date or choose an Annuity Option (or do not make a total withdrawal of the Surrender Value), we provide as a default a fixed Annuity Option as described in “V. Description of the Contract – Additional Annuity Options for Contracts with an IPFL 12.11 Series Rider.”

Features of the IPFL 12.11 Series Riders

Covered Person(s)

The Income Plus For Life® 12.11 Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® 12.11) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® 12.11).

Single Life Guarantee. For Income Plus For Life® 12.11 Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Annuitant at issue of the Rider.

The Covered Person must remain an Annuitant (subject to our underwriting rules) to receive benefits under a Rider.

Joint Life Guarantee. Income Plus For Life – Joint Life® 12.11 Riders provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, determined at the time you elected the Rider. A spouse may need to qualify as a “spouse” under federal law to be treated as a Covered Person under the Contract. See “Civil Union and Same-Sex Marriage Partners” below.

Availability

You could have elected an IPFL 12.11 Series Rider at the time you purchased a Contract, provided:

•	the Rider was available for sale in the state where the Contract was sold;

•	you limited your investment allocations of Net Purchase Payments and Contract Value to the Investment Options we make available with the Rider;

•	the Covered Person complies with the age restrictions we may impose for the Rider; and

•

if you intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an “Inherited IRA” or “Beneficiary IRA”), you must be the surviving spouse of the decedent and own the IRA in your own name.

If you are the Beneficiary of a Contract that was intended to qualify as an IRA:

•	you may have been able to continue that Contract in effect as an Inherited IRA, but if the Contract had an existing IPFL 12.11 Rider, the Rider terminated; and

•	you were not permitted to purchase a new IPFL 12.11 Rider for use with the Contract.

In most cases, an IPFL 12.11 – Joint Life Rider that we issued with a Contract intended for use as an IRA continues until the death of the last Covered Person.

You may have elected to purchase an Income Plus For Life® 12.11 Series Rider only at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired (see “Other Contract Provisions – Initial Inspection Period” in “V. Description of the Contract”), you cannot revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies. We reserved the right to accept or refuse to issue a Rider at our sole discretion. Once you elected to purchase a Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable (unless we increase the Rider fee).

Age Restrictions. The Covered Person (oldest Covered Person for IPFL 12.11 – Joint Life) must have been under age 81 for you to have purchased a Rider.

Impact of Ownership Arrangements on the Availability of Income Plus For Life – Joint Life® 12.11 Riders. We issued Income Plus For Life – Joint Life® 12.11 Riders only when ownership arrangements permitted continuation of a Contract at death of the Owner.

We issued IPFL – Joint Life 12.11 Riders if the spouses were co-Annuitants and under the following ownership arrangements:

•	In general, covered spouses should have been joint Owners, or one covered spouse should have been the Owner and the other covered spouse should have been named as the sole primary Beneficiary.

•	For non-natural person ownership designations, generally the covered spouses should have been the co-Beneficiaries.

•	For custodial IRAs and Qualified Plans, the surviving spouse must have been the designated primary Beneficiary of the custodial IRA or Qualified Plan account.

We may have issued the IPFL – Joint Life 12.11 Rider under certain other non-natural person ownership arrangements, provided the arrangement allowed for the continuation of the Contract at death of the Annuitant. Naming a trust as the Beneficiary may trigger an accelerated payment of the death benefit and negate continuation of the Rider benefit to the surviving spouse. You are responsible for understanding the impact of ownership arrangements in your estate planning and for establishing and maintaining ownership arrangements that will allow for spousal continuation. It is the responsibility of the trustee, under a custodial IRA or a Qualified Plan, to determine whether the Beneficiary designation on file with the trustee will allow for continuation of the Rider benefit.

Changes to the Owner, Annuitant or Beneficiary designations after the Rider is issued may reduce, limit, or terminate benefits available under the Rider.

Civil Union and Same-Sex Marriage Partners. The Rider generally is designed to comply with current federal tax provisions related to status as a “spouse” under the federal Defense of Marriage Act (“DOMA”). The DOMA definition does not recognize civil unions or same-sex marriages that may otherwise be allowed under state law. In certain states, however, we allowed civil union and same-sex marriage partners to purchase the Contract with the Rider and receive the same Rider benefits as a “spouse” who falls within the DOMA definition. See the SAI for a table identifying these states. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fee

We charge an additional fee on each Contract Anniversary for the IPFL 12.11 Series Riders. Subject to certain limits described below, we reserve the right to change the fee, up to the maximum fee, at any time. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of this annual fee from the Contract Value:

•	on the date we determine the death benefit;

•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

•	at full surrender of the Contract.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the IPFL 12.11 Series Rider fee at any time, but we will not change the Rider fee during the first two Contract Years, or within the two Contract Years following a change in the Rider fee. The fee will never exceed a maximum fee of 1.50%.

If we increase the Rider fee, you may elect to terminate your IPFL 12.11 Series Rider by submitting a written request in Good Order to our Annuities Service Center:

•

that includes your instructions for the reallocation of Contract Value (excluding at your option any Contract Value in the Ultra Short Term Bond Investment Option, and including any Contract Value allocated to a DCA Source Investment Option) to Investment Options we then make available for a similar Contract without an IPFL 12.11 Series Rider; and

•	that we receive in Good Order no later than 30 days after the effective date of the increase.

At the end of the Business Day on which we determine that your written request complies with the above conditions, we will process the following transactions:

•	we will determine your total Contract Value based on your allocations to the Investment Options then available under the IPFL Rider;

•

we will transfer your total Contract Value (excluding at your option Contract Value in the Ultra Short Term Bond Investment Option, and including any Contract Value allocated to a DCA Source Investment Option) to your new Investment Option allocations; and

•	we will terminate the Rider.

We will not deduct a Rider fee after the effective date of the increase if your request for termination complies with our requirements. The Portfolio Stabilization Process® will not apply to these transactions. The reallocation will not count against the number of transfers that we allow per Contract Year. Upon Termination the Rider cannot be reinstated.

Restrictions on Additional Purchase Payments

We generally restrict your ability to make Additional Purchase Payments into Contracts with or without an IPFL 12.11 Series Rider (see “V. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”).

IPFL 12.11 Series Rider Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for the IPFL 12.11 Rider): the Covered Person remains alive and is designated as an Annuitant under the Contract,;or

•	(for the IPFL – Joint Life 12.11 Rider): either Covered Person remains alive and is designated as an Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider on the Lifetime Income Date; by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (IPFL 12.11): Assume that you purchase a Contract with an IPFL 12.11 Rider for $100,000 when you are Age 60. Based on your age, the Lifetime Income Date is the date we issue your Contract, your initial Benefit Base is $100,000 and the initial Benefit Rate is 4.50%. In this case, the initial Lifetime Income Amount is $4,500 (4.50% × $100,000), but we set a different Lifetime Income Amount if you defer taking withdrawals.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to an IPFL 12.11 Series Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” below for more information.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date is the date you purchased the Rider (the Rider’s “effective date”) if the youngest Covered Person turned age 59 1/2 or older during the first Contract Year.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the youngest Covered Person turns age 59 1/2. The earliest available Lifetime Income Date we offer for this Rider is subject to change. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts,” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time for an IPFL 12.11 Series Rider is $3 million. The initial Benefit Base equals the amount of your initial Purchase Payment (up to $3 million).

We reduce the Benefit Base if you take Excess Withdrawals. We reduce the Benefit Base to reflect these withdrawals on a pro rata basis. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” below for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

Benefit Rate by Age
Covered Person’s age during the Contract Year of the first withdrawal after the Lifetime Income Date	IPFL 12.11 Rider	IPFL – Joint Life 12.11 Rider
59 1/2 – 60	4.50%	4.25%
61 up to 62	4.60%	4.35%
62 up to 63	4.70%	4.45%
63 up to 64	4.80%	4.55%
64 up to 65	4.90%	4.65%
65 and over	5.00%	4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life – Joint Life® 12.11 Rider, we use lower Benefit Rates than we do under the Income Plus For Life® 12.11 Rider.

Variable Investment Options and Automatic Transfers of Contract Value Under an IPFL 12.11 Series Rider

The Variable Investment Options that we use for Contracts with an IPFL 12.11 Series Rider differ from the Variable Investment Options we make available for Contracts without an IPFL 12.11 Series Rider.

The Variable Investment Options for Contracts with an IPFL 12.11 Series Rider are:

Variable Investment Options That You May Select		Variable Investment Option That We Use for Automatic Transfers of Contract Value
Subject to automatic transfers of Contract Value:	Not subject to automatic transfers of Contract Value:
Lifestyle Balanced PS Subaccount Lifestyle Growth PS Subaccount Lifestyle Moderate PS Subaccount Lifestyle Conservative PS Subaccount*	Ultra Short Term Bond Subaccount* Lifestyle Conservative PS Subaccount*	Bond PS Subaccount

*	Automatic transfers will not apply if you allocate 100% of your Contract Value to the Lifestyle Conservative PS Subaccount and/or the Ultra Short Term Bond Subaccount.

When you select a Variable Investment Option, we allocate your money to a Subaccount of our Separate Account. Each Subaccount invests in a corresponding Portfolio of the John Hancock Variable Insurance Trust. Please see “IV. General Information about Us, the Separate Accounts and the Portfolios” for more information about each of these Portfolios.

You also may use a Variable Investment Option (other than the Bond PS Subaccount) as a DCA Source Investment Option under our DCA program. (See “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for more information about this program.) We reserve the right to restrict in the future the Variable Investment Options into which you may select to allocate your Contract Value.

You should consult with your financial advisor to assist you in determining which available Variable Investment Options are best suited for your financial needs and risk tolerance.

Automatic Transfers. By purchasing an IPFL 12.11 Series Rider, you give us authority to make automatic transfers between your selected Lifestyle PS Subaccounts and a Designated Investment Option (currently the Bond PS Subaccount). Accordingly, we monitor your Contract Value daily and systematically transfer amounts between the Lifestyle PS Subaccounts shown above and the

Bond PS Subaccount. The determination of when, and how much, to transfer is made through a non-discretionary, systematic mathematical process that we call the “Portfolio Stabilization Process®.”

We intend the process to limit your Contract Value’s exposure to equity markets by allocating Contract Value to the Bond PS Subaccount during periods of equity market volatility and also when you take withdrawals after the Lifetime Income Date. The Portfolio Stabilization Process® determines when and how much to transfer, if any, from the Lifestyle PS Subaccounts to the Bond PS Subaccount. The Portfolio Stabilization Process® also determines when, and how much, Contract Value to transfer, if any, from the Bond PS Subaccount to the Lifestyle PS Subaccounts. We designed the Portfolio Stabilization Process®, and made it an integral part of the IPFL 12.11 Series Riders, to protect us by reducing the potential impact of volatile markets on the risk we assume from the guarantees provided to you under the Riders. The process works to monitor your Contract Value every Business Day and to determine whether to transfer Contract Value between the Lifestyle PS Subaccounts and the Bond PS Subaccount. Transfers under the Portfolio Stabilization Process® do not affect the current value of the Benefit Base or the Lifetime Income Amount, and they are not included within the Separate Account’s short term trading restriction of two transfers per month. (See “V. Description of the Contract – Transfers You May Make Among Investment Options.”)

Because the Portfolio Stabilization Process® can allocate Contract Value to the Bond PS Subaccount, it may limit your ability to participate in favorable investment performance of the Lifestyle PS Subaccounts whenever a portion of your Contract Value is invested in the Bond PS Subaccount. On the other hand, when Contract Value is allocated and retained in the Bond PS Subaccount, the Portfolio Stabilization Process® has the potential to protect your Contract Value from declining and volatile equity markets.

We provide no assurance:

•	of the amount, if any, and duration of any investment in the Bond PS Subaccount;

•	that the Portfolio Stabilization Process® will enhance the earnings potential of your Contract or protect your Contract Value from declines in value; or

•	that the amount and/or frequency of Step-Ups will not be affected by the Portfolio Stabilization Process®.

You may not directly allocate Contract Value to the Bond PS Subaccount. Your Contract refers to the Bond PS Subaccount as the “Designated Investment Option.” We reserve the right to designate a different Subaccount for automatic transfers of Contract Value. We may change the Designated Investment Option, for example, in the event there is a substantial change in the investment objectives and strategy of the Bond PS Series Portfolio.

Operation of the Portfolio Stabilization Process®

Here’s how the Portfolio Stabilization Process® generally works:

STEP ONE

Determination of Reference Value. We calculate a Reference Value based on the initial Contract Value of your Contract in each of your selected Variable Investment Options. We increase the Reference Value each Business Day to reflect:

•	prior to the Lifetime Income Date, the full amount of Additional Net Purchase Payments we receive on that Business Day; and

•	on or after the Lifetime Income Date, the excess, if any, of any Additional Net Purchase Payments we receive on that Business Day over any withdrawal since the later of:

¡	the Lifetime Income Date, or

¡	the date of the most recent Additional Purchase Payment that increased the Reference Value, or

¡	the date of the most recent reduction in the Reference Value.

We increase the Reference Value on each Monthly Anniversary to reflect the current Contract Value if that amount is greater than the most recently determined Reference Value.

We decrease the Reference Value on any Business Day you take an Excess Withdrawal, (which includes any withdrawal prior to the Lifetime Income Date). Excess Withdrawals prior to the Lifetime Income Date reduce the Reference Value in the same proportion as the entire amount of the withdrawal divided by the Contract Value prior to the withdrawal. Excess Withdrawals after the Lifetime Income Date reduce the Reference Value in the same proportion that the excess portion of the withdrawal reduces the Contract Value remaining after it is first reduced by any portion of the withdrawal attributable to the Lifetime Income Amount. The Reference Value will not be decreased for withdrawals on and after the Lifetime Income Date that are less than or equal to the Lifetime Income Amount or if your withdrawals are made under our Life Expectancy Distribution program (see “Withdrawals after the Lifetime Income Date,” below).

The Reference Value has no cash value, and you cannot withdraw it. It is not designed to equal the Benefit Base or the Lifetime Income Amount.

STEP TWO

Comparison of Contract Value to Reference Value; Impact of Transactions. We designed the Portfolio Stabilization Process® to trigger a review of your Contract Value and the possibility of an automatic transfer of Contract Value to and from a Designated Investment Option (currently the Bond PS Subaccount) based on:

•	the ratio (expressed as a percentage) of your Contract Value to the Reference Value (the “Reference Value Ratio” or “RV Ratio”) or

•	the occurrence of certain transactions that we describe below.

We calculate the RV Ratio for your Contract at the end of each Business Day by dividing the current Contract Value by the current Reference Value. NOTE: The RV Ratio may change when you take withdrawals up to the Lifetime Income Amount, and may result in automatic transfers of Contract Value to the Bond PS Subaccount under STEP FOUR A (see Examples 5(a) and 5(d) in Appendix C: “Examples of the Portfolio Stabilization Process®”).

The Portfolio Stabilization Process® reviews the allocation of Contract Value under your Contract (and determines possible transfers to or from the Bond PS Subaccount, as described in STEP THREE) when the RV Ratio first falls below 92.5% and at certain incremental thresholds after that. The Portfolio Stabilization Process® generally does not review the allocation of Contract Value under your Contract if the RV Ratio from one Business Day to the next remains within one of the following bands (“RV Ratio Bands”):

RV Ratio Band	RV Ratio
5	92.5% or more
4	less than 92.5%, but greater than or equal to 90%
3	less than 90%, but greater than or equal to 87.5%
2	less than 87.5%, but greater than or equal to 85%
1	less than 85%, but greater than or equal to 82.5%
0	less than 82.5%

The Portfolio Stabilization Process® will proceed to STEP THREE to determine a possible transfer to or from the Bond PS Subaccount under the following circumstances:

•	on any Business Day when the RV Ratio Band decreases from the RV Ratio Band in effect on the date of a previous transfer under the Portfolio Stabilization Process®, or

•	in cases where the RV Ratio previously increased from an RV Ratio Band to a higher RV Ratio Band and remained at least at a higher RV Ratio Band for five consecutive Business Days, or

•	if the RV Ratio is less than 82.5% on any Monthly Anniversary, or

•	upon the occurrence of a transaction described below.

Increases in RV Ratio. The Portfolio Stabilization Process® will not proceed to STEP THREE, unless:

•	the RV Ratio increases and remains within the same RV Ratio Band for 5 consecutive Business Days (or moves to a higher RV Ratio Band during that 5 Business Day period), or

•	upon the occurrence of a transaction described below.

At the end of the 5th consecutive Business Day or upon the occurrence of a transaction described below, the Portfolio Stabilization Process® uses the minimum RV Ratio Band calculated during the 5 Business Day Period to determine the permitted Contract Value allocation described in STEP THREE, inclusive of amounts held in the Bond PS Subaccount.

Examples. In the next two examples, we illustrate the impact of the daily RV Ratio Band on transfers from the Bond PS Subaccount. In each example, we assume that:

•	your Contract Value has been allocated to the Lifestyle PS Subaccounts,

•	the Portfolio Stabilization Process® previously resulted in a transfer of Contract Value to the Bond PS Subaccount,

•	there are no transactions, as described in STEP TWO, and

•	there is Contract Value allocated in the Bond PS Subaccount for each Business Day shown that exceeds the amount required.

EXAMPLE 1 (RV Ratio Band Increases Then Falls): Assume the RV Ratio at the end of each Business Day falls within the RV Ratio Band shown:

Business Day:	1	2	3	4	5	6
RV Ratio Band:	2	3	3	3	3	1

Although the RV Ratio Band increased from 2 to 3, it did not remain at 3 for the required five Business Days so no amounts would be transferred under your Contract from the Bond PS Subaccount to any Lifestyle PS Subaccounts. Under this example, the RV Ratio Band on Business Day 6 decreased from RV Ratio Band 3 to RV Ratio Band 1. Since RV Ratio Band is even lower than the RV Ratio Band on Day 1, it is possible that additional Contract Value might even be transferred to the Bond PS Subaccount from your selected Lifestyle PS Subaccounts.

EXAMPLE 2 (RV Ratio Band Increases): Assume the RV Ratio at the end of each Business Day falls within the RV Ratio Band shown:

Business Day:	1	2	3	4	5	6
RV Ratio Band:	2	3	3	3	4	5

In this example, the RV Ratio Band increased from 2 to 3 and remained at an RV Ratio Band of 3 or higher for five consecutive Business Days (i.e., from Business Day 2 through Business Day 6). The Portfolio Stabilization Process® would result in a transfer of Contract Value from the Bond PS Subaccount at the end of Business Day 6 based on the RV Ratio Band 3 (i.e., the lowest RV Ratio Band from Business Day 2 through Business Day 6). Even though the RV Ratio Band increased from 3 to 4 on Business Day 5, and again increased to RV Ratio Band 5, it did not remain at either of the higher RV Ratio Bands at the end of Business Day 6 for the required five consecutive Business Days. The movement to a higher RV Ratio Band on Day 5 could result in an additional transfer if the RV Ratio for the next 4 Business Days (i.e., Business Days 6 to 9) remains at RV Ratio Band 4 or higher.

Once all conditions have been satisfied, the Portfolio Stabilization Process® transfers Contract Value held in the Bond PS Subaccount, up to the total amount permitted, on a pro rata basis to each of the Lifestyle PS Subaccounts in which your Contract currently allocates Contract Value. Transfers from your selected Lifestyle PS Subaccounts to the Bond PS Subaccount may occur more frequently than transfers from the Bond PS Subaccount back to your selected Lifestyle PS Subaccounts.

Transactions. We review the allocation of Contract Value on any Business Day if one or more of the following transactions occur:

•	you make an Additional Purchase Payment, or

•	you transfer Contract Value between your selected Variable Investment Options, or

•	a special transfer service (e.g., Automatic Rebalancing or Dollar Cost Averaging) transfers Contract Value to any of your selected Variable Investment Options.

WE PROCEED TO STEP THREE when:

•	at least one of the transactions described in the section above has occurred ,

•	the RV Ratio first declines below 92.5%,

•	the RV Ratio decreases from the last assigned RV Ratio Band to a lower RV Ratio Band,

•	the RV Ratio is less than 82.5% on the Monthly Anniversary, or

•	the RV Ratio increases from an RV Ratio Band to a higher RV Ratio Band and remains at a higher level for five consecutive Business Days (see STEP FOUR B, below).

Otherwise, no further action is taken under the Portfolio Stabilization Process® for that Business Day.

Note on Dollar Cost Averaging and the Portfolio Stabilization Process®. Participation in a Dollar Cost Averaging program or investment in the DCA Fixed Investment Option may have a range of effects on the operation of the Portfolio Stabilization Process®. As noted in “Step Three” below, the Portfolio Stabilization Process® calculates the amount of Contract Value, if any, required to be invested in the Bond PS Subaccount on any Business Day based in part on a dollar-weighted Assumed Equity Allocation Factor (“AEAF”) applicable to the specific Lifestyle PS Subaccounts in which a Contract is invested.

The dollar-weighted AEAF does not apply to Contract Value that has been allocated to the Bond PS Subaccount, the Ultra Short Term Bond Subaccount or the DCA Fixed Investment Option. Accordingly, the more a Contract is invested in any of these three Investment Options, as compared to Contract Value invested in the Lifestyle PS Subaccounts, the less likely the Portfolio Stabilization Process® will result in an automatic transfer of Contract Value into the Bond PS Subaccount. (The likelihood of a transfer from the Bond PS Subaccount, however, may increase.)

As Contract Value is transferred out of the DCA Fixed Investment Option through the Dollar Cost Averaging program to specific Lifestyle PS Subaccounts, the Portfolio Stabilization Process® will calculate a dollar-weighted AEAF on an increasing portion of the Contract Value. The impact of these transfers under the Dollar Cost Averaging program may have substantial, insubstantial or no effect on automatic transfers under the Portfolio Stabilization Process®.

STEP THREE

Review Allocation of Contract Value. The Portfolio Stabilization Process® reviews the allocation of your Contract Value and determines how much Contract Value, if any, will be transferred to or from the Bond PS Subaccount. It does this by:

•	assigning an assumed equity allocation factor (“Assumed Equity Allocation Factor” or “AEAF”) to each of the Lifestyle PS Subaccounts that you may select;

•	calculating a dollar-weighted AEAF for your Contract Value based on the Contract Value then allocated to each of your selected Lifestyle PS Subaccounts; and

•

determining the amount of Contract Value*, if any, (a) to be transferred from the Lifestyle PS Subaccounts to the Bond PS Subaccount; or (b) to be transferred to the Lifestyle PS Subaccounts from the Bond PS Subaccount.

Assumed Equity Allocation Factors under the Portfolio Stabilization Process®. The AEAF for each of the Lifestyle PS Subaccounts is a hypothetical value that does not change on a Contract with an IPFL 12.11 Series Rider. The factor is based on the underlying Portfolio’s investment objective. In general, the more an underlying Portfolio seeks to invest in equities (or in funds that invest in equities), the higher the factor. Your selection of other Investment Options, and the amount of Contract Value allocated to each of your selected Investment Options impacts the overall factor.

The AEAF for each of the Lifestyle PS Subaccounts on the date of this Prospectus is:

•	Lifestyle Growth PS Subaccount – 70

•	Lifestyle Balanced PS Subaccount – 50

•	Lifestyle Moderate PS Subaccount – 40

•	Lifestyle Conservative PS Subaccount – 20

If your Contract Value is in more than one Lifestyle PS Subaccount, the dollar-weighted AEAF for your Contract equals the weighted average of the factors for each of your selected Lifestyle PS Subaccounts. The dollar-weighted AEAF does not apply to Contract Value that has been allocated to the Bond PS Subaccount or the Ultra Short Term Bond Subaccount.

EXAMPLE 3: If $4,000 of your Contract Value is allocated to the Lifestyle Growth PS Subaccount, $4,000 of your Contract Value is allocated to the Lifestyle Balanced PS Subaccount, and $2,000 of your Contract Value is allocated to the Ultra Short Term Bond Subaccount, only the amounts in the two Lifestyle PS Subaccounts are considered for application of the AEAFs. Accordingly, since half of the relevant Contract Value is in each Lifestyle Subaccount, the dollar-weighted AEAF is calculated as ($4,000 × 70) + ($4,000 × 50) ÷ ($4,000 + $4,000) = 60 (i.e., (50% × 70) + (50% × 50), or 60).

We may assign an AEAF to any additional Subaccounts that we may make available.

The Portfolio Stabilization Process® calculates the amount of your Contract Value required to be invested in the Bond PS Subaccount, if any, on any Business Day based on:

•	the dollar-weighted AEAF applicable to your Contract (based on the specific Lifestyle PS Subaccounts in which your Contract is invested);

•	the RV Ratio; and

•	your entire Contract Value on the date of the calculation.

*

The Portfolio Stabilization Process® uses the term “Target Bond PS Subaccount Allocation” in connection with the review of Contract Value Allocation to describe the target amount required to be maintained in the Bond PS Subaccount, before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Subaccount. We define the term as follows:

Target Bond PS Subaccount Allocation – The sum of (a) plus (b) minus (c) minus (d) where:

(a)	Is the minimum of the Contract Value and 80% of the Reference Value

(b)	Is the Reference Value Band multiplied by 2.5% of the Reference Value

(c)	Is 20 divided by the weighted average AEAF (“WAEAF”) multiplied by the minimum of the Contract Value and 80% of the Reference Value

(d)	Is the Reference Value Band multiplied by 2.5% of the Reference Value multiplied by F.

For purposes of the Target Bond PS Subaccount Allocation, “F” is determined as follows:

F =	32 × WAEAF - 540 + RV Ratio Band × (WAEAF - 20)
5 × WAEAF

The amount of your Contract Value required to be invested in the Bond PS Subaccount (if any):

•	can differ depending on the Lifestyle PS Subaccounts you select;

•	can differ depending on the Contract Value allocated to each of your Investment Options; and

•

can differ from the amounts determined on a previous Business Day based on changes in the Contract Value allocated to each Investment Option, changes in the value of the Bond PS Subaccount, and changes in the RV Ratio.

The Portfolio Stabilization Process® does not limit the amount of Contract Value that you may allocate to:

•	the Ultra Short Term Bond Subaccount, or

•	the Lifestyle Conservative PS Subaccount if that is the only one of the Lifestyle PS Subaccounts that you select.

Contract Value in the Ultra Short Term Bond Subaccount lowers any amounts required to be allocated under the Portfolio Stabilization Process® to the Bond PS Subaccount.

In general, a higher dollar-weighted AEAF for your Contract, and/or a lower RV Ratio Band, results in a lower percentage of Contract Value that may be maintained in the Lifestyle PS Subaccounts. We provide additional information on calculations under the Portfolio Stabilization Process® in the SAI, which is available at no cost.

Examples of Permitted Allocations in Lifestyle PS Subaccounts. The examples illustrate how current allocations of Contract Value, your selection of Investment Options, and RV Ratio Bands affect the amounts permitted to be invested in Lifestyle PS Subaccounts under the Portfolio Stabilization Process®.

EXAMPLE 4 (100% Lifestyle PS Subaccount): In the following table, we illustrate four different hypothetical Contracts where 100% of your Contract Value is allocated to one of the Lifestyle PS Subaccounts. These examples show how the Portfolio Stabilization Process® limits the percentage of Contract Value that could remain allocated to that Subaccount under different RV Ratio Bands and different Assumed Equity Allocation Factors (“AEAF”) for each of the Lifestyle PS Subaccounts.

	CURRENT CONTRACT VALUE ALLOCATION:
	Contract A		Contract B		Contract C		Contract D
	100% Lifestyle Growth PS Subaccount		100% Lifestyle Balanced PS Subaccount		100% Lifestyle Moderate PS Subaccount		100% Lifestyle Conservative PS Subaccount
	CONTRACT VALUE ALLOCATION AFTER THE PORTFOLIO STABILIZATION PROCESS®:
	Contract A		Contract B		Contract C		Contract D
	Lifestyle Growth PS Subaccount		Lifestyle Balanced PS Subaccount		Lifestyle Moderate PS Subaccount		Lifestyle Conservative PS Subaccount
RV Ratio Band	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range
5	70	100%	50	100%	40	100%	20	100%
4	70	85.7 – 86.1%	50	88.0 – 88.3%	40	90.0 – 90.3%	20	100%
3	70	71.4 – 72.2%	50	76.0 – 76.7%	40	80.0 – 80.6%	20	100%
2	70	57.1 – 58.4%	50	64.0 – 65.0%	40	70.0 – 70.9%	20	100%
1	70	42.9 – 44.5%	50	52.0 – 53.4%	40	60.0 – 61.2%	20	100%
0	70	28.6 – 30.7%	50	40.0 – 41.8%	40	50.0 – 51.5%	20	100%

[1]

The permitted Contract Value refers to the percentage of Contract Value that may be allocated to the Investment Option. The permitted Contract Value percentage will range within the values shown for each RV Ratio Band. The exact percentage depends on the specific RV Ratio.

EXAMPLE 5 (Multiple Investment Options): In the following table, we illustrate two other hypothetical Contracts where your Contract Value is allocated to more than one Investment Option. These examples show how your selection of more than one Investment Option impacts the limits of the percentage of Contract Value that could remain allocated to a Lifestyle PS Subaccount under the Portfolio Stabilization Process®.

	CURRENT CONTRACT VALUE ALLOCATION:
	Contract E				Contract F
	50% Lifestyle Growth PS Subaccount		50% Lifestyle Conservative PS Subaccount		80% Lifestyle Growth PS Subaccount		20% Ultra Short Term Bond Subaccount
	CONTRACT VALUE ALLOCATION AFTER THE PORTFOLIO STABILIZATION PROCESS®:
	Contract E				Contract F
	Lifestyle Growth PS Subaccount		Lifestyle Conservative PS Subaccount		Lifestyle Growth PS Subaccount		Ultra Short Term Bond Subaccount
RV Ratio Band	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range
5	45	50%	45	50%	70	80%	—	—
4	45	44.4 – 44.6%	45	44.4 – 44.6%	70	80%	—	—
3	45	38.9 – 39.2%	45	38.9 – 39.2%	70	72.2 – 73.5%	—	—
2	45	33.3 – 33.8%	45	33.3 – 33.8%	70	61.1 – 62.8%	—	—
1	45	27.8 – 28.4%	45	27.8 – 28.4%	70	50.0 – 52.0%	—	—
0	45	22.2 – 23.1%	45	22.2 – 23.1%	70	38.9 – 41.3%	—	—

[1]

The permitted Contract Value refers to the percentage of Contract Value that may be allocated to the Investment Option. The permitted Contract Value percentage will range within the values shown for each RV Ratio Band. The exact percentage depends on the specific RV Ratio. We do not transfer Contract Value to or from the Ultra Short Term Bond Subaccount, but the allocation of Contract Value to that Subaccount reduces the amount that would otherwise be transferred to the Bond PS Subaccount.

WE PROCEED TO STEP FOUR:

•	when your current Contract Value allocation in the Lifestyle PS Subaccounts exceeds the amount permitted under the Portfolio Stabilization Process® (STEP FOUR A); or

•	when your current Contract Value allocation in the Bond PS Subaccount exceeds the amount required under the Portfolio Stabilization Process® (STEP FOUR B).

Otherwise, no further action is taken under the Portfolio Stabilization Process® for that Business Day.

Again, the Portfolio Stabilization Process® is a non-discretionary, systematic mathematical process that automatically determines when, and how much, Contract Value is transferred between the Lifestyle PS Subaccounts you select and the Bond PS Subaccount. Transfers can occur under a number of different conditions. For example, transfers to the Bond PS Subaccount could occur as a result of:

•	declines in your Contract Value as a result of poor investment performance of the Subaccounts, or

•

withdrawals of your Contract Value after the Lifetime Income Date that are less than or equal to the Lifetime Income Amount, and which result in a decline of the RV Ratio in effect at the time of the withdrawal.

STEP FOUR

A. Transfers from the Lifestyle PS Subaccounts to the Bond PS Subaccount. We are authorized to transfer Contract Value to the Bond PS Subaccount from all Lifestyle PS Subaccounts in your Contract on a pro rata basis based on the current ratio of Contract Value in each of your selected Lifestyle PS Subaccounts. The Portfolio Stabilization Process® determines whether, and how much, Contract Value must be transferred to the Bond PS Subaccount as described in STEP THREE.

Examples of pro rata transfers from Lifestyle PS Subaccounts: In the next two examples, we illustrate the impact of the current Contract Value allocation in the Lifestyle PS Subaccounts on possible transfers under your Contract to the Bond PS Subaccount. In both examples, we assume:

•	you purchased a Contract with an IPFL 12.11 Series Rider for a one-time Purchase Payment of $100,000;

•	the Reference Value of your Contract is $100,000; and

•	your Contract Value decreases from $93,000 to $91,000 at the end of a Business Day.

EXAMPLE 6 (Contract Value Allocated to Lifestyle Growth PS Subaccount Only): If your entire Contract Value is allocated to the Lifestyle Growth PS Subaccount, the Portfolio Stabilization Process® would result in a transfer to the Bond PS Subaccount of $12,857 (14.1%) of your Contract Value.

EXAMPLE 7 (Contract Value Allocated to Lifestyle Growth PS Subaccount and Ultra Short Term Bond Subaccount): Assume that 50% of your Contract Value is in the Lifestyle Growth PS Subaccount and 50% of your Contract Value is in the Ultra Short Term

Bond Subaccount. The Portfolio Stabilization Process® would calculate a reallocation to the Bond PS Subaccount of $12,857. However, since the amount invested in the Ultra Short Term Bond Subaccount (50% × $91,000, or $45,500) exceeds the target reallocation to the Bond PS Subaccount, no transfer occurs.

The percentages shown in the above Examples are illustrative only and do not reflect the impact of daily fluctuations in the values of the Lifestyle Growth PS Series, the Ultra Short Term Bond Trust and the Bond PS Series, nor does this example show the impact of daily transfers that may arise under the Portfolio Stabilization Process®. Actual results will differ.

B. Transfers from the Bond PS Subaccount to the Lifestyle PS Subaccounts. The Portfolio Stabilization Process® determines whether, and how much, Contract Value must be transferred to the Bond PS Subaccount as described in STEP THREE. From time to time, the amount of your Contract Value actually allocated to the Bond PS Subaccount could be in excess of the amount required under the Portfolio Stabilization Process®. In that case, we may transfer Contract Value from the Bond PS Subaccount to all of the Lifestyle PS Subaccounts selected in your Contract on a pro rata basis based on the current ratio of Contract Value in each Lifestyle PS Subaccount. This could happen in instances involving:

•	favorable investment performance in the Ultra Short Term Bond Subaccount or Bond PS Subaccount relative to your other selected Investment Options;

•	an overall increase in Contract Value that results in a higher RV Ratio Band for a period of 5 consecutive Business Days; or

•	your transfer of Contract Value from a Lifestyle PS Subaccount to the Ultra Short Term Bond Subaccount or to a different Lifestyle PS Subaccount with a lower AEAF.

In STEP THREE, the Portfolio Stabilization Process® calculates the total limit on amounts that may be invested in the Lifestyle PS Subaccounts. In most cases, the calculation uses the RV Ratio Band in effect for that Business Day. However, where STEP THREE results from an increase in the RV Ratio Band, the Portfolio Stabilization Process® uses the lowest RV Ratio Band during the 5 consecutive Business Days.

C. Transfers from the Bond PS Subaccount to the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount. The Portfolio Stabilization Process® will result in a transfer to the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount if:

•	you have instructed us to allocate 100% of your available Contract Value to one of the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount, and

•	some of your Contract Value is currently allocated to the Bond PS Subaccount.

In such an event, your Contract Value allocated to the Bond PS Subaccount will be transferred automatically to the Subaccount you have instructed.

The Portfolio Stabilization Process® will result in a transfer to the Lifestyle Conservative PS Subaccount if:

•	you have instructed us to allocate 100% of your available Contract Value to a combination of the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount, and

•	some of your Contract Value is currently allocated to the Bond PS Subaccount.

In such an event, your Contract Value allocated to the Bond PS Subaccount will be transferred automatically to the Lifestyle Conservative PS Subaccount.

Additional Information on the Portfolio Stabilization Process®. We provide additional information on the Portfolio Stabilization Process® in the SAI, which is available to you at no charge.

Other Investment Limitations Under an IPFL 12.11 Series Rider

We reserve the right to restrict investments in any Variable Investment Option at any time. If we restrict a Variable Investment Option, you may not be able to transfer or allocate Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Variable Investment Option after the date of the restriction. Any amounts you allocated to a Variable Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

Limitations on Allocations of Additional Purchase Payments. We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an IPFL 12.11 Series Rider.

Prior to the Lifetime Income Date, we increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “V. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”), up to a maximum Benefit Base of $3 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $3 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. We offer the IPFL 12.11 Series Riders with the following Credit features:

•	Annual Credit Rate:

Age of Youngest Covered Person	Annual Credit Rate

64 and under	5%
65 and over	6%

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary. You will no longer be eligible for Credits after the later of the 10th Contract

Anniversary or any subsequent Contract Anniversary for which the Owner first declines a scheduled Rider fee rate increase (i.e., we will not take away Credits for the 10th Contract Anniversary if we first increase the Rider fee rate on the 12th Contract Anniversary). (See “Rider Fee.”)

We may change the Credit Rate or Credit Periods for IPFL 12.11 Series Riders that we may offer in the future. We may offer a Credit Rate that varies, based on a Contract Anniversary Date, the length of a Credit Period, or a combination of these factors. We expect the Credit Periods to be between 5 and 15 Contract Years, and we do not expect the Credit Rates we offer to be less than 3% or more than 7%, but we provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Credit Rate and the Credit Period in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

Annual Credits. We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced if the withdrawal results in a reduction of the Benefit Base.

EXAMPLE (Income Plus For Life® 12.11): Assume that you purchase a Contract with an Income Plus For Life® 12.11 Rider and you, the Covered Person, turn age 63 during the first Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on your age the applicable Annual Credit rate for those years is 5%. If you take no withdrawals during the first and second Contract Year:

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,040 (4.80% × $105,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,390 (4.90% × $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year:

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on a Credit Rate of 6%, since you turn age 66 during the fourth Contract Year, and the reduced Benefit Base plus the Additional Purchase Payment (6% × ($90,000 + $5,000) = $5,700. The Benefit Base increases to $100,700 ($90,000 + $5,000 + $5,700) and the Lifetime Income Amount increases to $5,035 (5% × $100,700).

EXAMPLE (Income Plus For Life – Joint Life® 12.11): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.11 Rider and the younger Covered Person turn age 63 during the first Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on the youngest Covered Person’s age the applicable Annual Credit rate is 5%. If you take no withdrawals during the first and second Contract Year:

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,777.50(4.55% × $105,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,115(4.65% × $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year:

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($90,000 + $5,000) = $5,700). The Benefit Base increases to $100,700 ($90,000 + $5,000 + $5,700) and the Lifetime Income Amount increases to $4,783.25 (4.75% × $100,700).

Step-Ups. The IPFL 12.11 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. The Step-Up Dates in effect when we issued the Rider will remain in effect for as long as your Rider remains in effect.

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $3 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this section). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an IPFL 12.11 Series Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 6%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $118,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $7,500 (6% × $125,000).

Impact of Additional Purchase Payments, Credits and Step-Ups on the Portfolio Stabilization Process®. Please see Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for additional information on the impact of Additional Purchase Payments, Credits and Step-Ups on the Portfolio Stabilization Process®.

Step-Ups may occur only while an IPFL 12.11 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The IPFL 12.11 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of each Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (if allowed and up to specified limits).

Although the Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal. We reduce the death benefit on a dollar for dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once your withdrawals exceed the Lifetime Income Amount, we reduce the death benefit on a pro rata basis.

EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000 and your Lifetime Income Amount is $5,000, we will reduce your Guaranteed Minimum Death Benefit dollar for dollar up to the Lifetime Income Amount and on a pro rata basis for the amount of the Excess Withdrawal. That means we will first reduce the Account Value to $75,000 and the Guaranteed Minimum Death Benefit to $95,000. We next reduce the Guaranteed Minimum Death Benefit by 4% ($3,000/$75,000) to $91,200 ($95,000 - 4% × $95,000).

Pro Rata Withdrawals Only. Through your purchase of an IPFL 12.11 Series Rider with the Portfolio Stabilization Process®, you authorize us to deem any request to take a withdrawal of Contract Value as a request to withdraw your requested Contract Value on a pro rata basis from each Investment Option (including the Bond PS Subaccount). Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of pro rata withdrawals on the Portfolio Stabilization Process®.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal is:

•	a withdrawal you take before the Lifetime Income Date, or

•	a withdrawal you take on or after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year exceeds the Lifetime Income Amount for that Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit. After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of Excess Withdrawals on the Portfolio Stabilization Process®.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount.

EXAMPLE: Assume that you purchase a Contract with an IPFL 12.11 Series Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, and you withdraw $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals before the Lifetime Income Date on the Portfolio Stabilization Process®.

Note: Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VIII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the portion of the withdrawal that is an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE: Assume that you purchase a Contract with an IPFL 12.11 Series Rider. Also assume that when you are age 67, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by the Lifetime Income Amount of $5,500 to $94,500. Next, since $4,500 of this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by 4.76% ($4,500/$94,500). The Benefit Base after the Excess Withdrawal is $104,764 ($110,000 – .0476 × $110,000) and the Lifetime Income Amount is $5,238 (.05 × $104,764).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base); or

•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The IPFL 12.11 Series Rider enters the Settlement Phase in any Contract Year that your Contract Value declines below the greater of $1,000 or the Lifetime Income Amount. See “Settlement Phase” below. The guaranteed minimum withdrawal benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals after the Lifetime Income Date on the Portfolio Stabilization Process®.

If you take Excess Withdrawals from your Contract, you risk lowering the Lifetime Income Amount guaranteed for future withdrawals, or reducing the availability or amount of future Step-Ups.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an IPFL 12.11 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We currently offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

•	you select option A, B or C above; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1/2, a 10% penalty tax under the Code;

•	reduce the death benefit and other optional benefits;

•	cancel your eligibility to earn a Credit under the provisions of your Income Plus For Life® 12.11 Series Rider during any Contract Year in which you receive a payment under the program; and

•	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Systematic Withdrawal Program (see “Special Withdrawal Services – The Systematic Withdrawal Program” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals under the Income Made Easy Program on the Portfolio Stabilization Process®.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with an IPFL 12.11 Series Rider, you may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution program may provide one or more of the following:

•	Pre-59 1/2 Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or

•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

•

Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “VIII. Federal Tax Matters – Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce your Benefit Base proportionally by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income

Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in either the Income Plan (see “V. Description of the Contract – Special Withdrawal Services – The Systematic Withdrawal Program”) or the Income Made Easy Program (see “Pre-Authorized Withdrawals – The Income Made Easy Program” above).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals under the Life Expectancy Distribution program on the Portfolio Stabilization Process®.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of an IPFL 12.11 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from an IPFL 12.11 Series Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The minimum required amount to trigger the Settlement Phase under an IPFL 12.11 Series Rider is a Contract Value that is less than or equal to the greater of:

•	the Lifetime Income Amount (or, if less, any remaining Lifetime Income Amount), or

•	$1,000.

EXAMPLE: Assume that you purchase a Contract with an IPFL 12.11 Series Rider and the Lifetime Income Amount is equal to $5,000. Also assume that the Contract Value declines to $4,950. Since the Contract Value is less than the Lifetime Income Amount, the Rider enters its Settlement Phase and we begin automatically making payments that total $5,000 per year as long as the Covered Person (either Covered Person for IPFL – Joint Life 12.11) remains alive.

There is no Settlement Phase under an IPFL 12.11 Series Rider if you take any withdrawal before the Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•

At the start of the Settlement Phase, we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.

•

If the Settlement Phase begins before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

•	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with an IPFL 12.11 Series Rider (“IPFL Alternate Annuity Options”). These IPFL Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The IPFL Alternate Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our IPFL 12.11 Series Riders, it is not the same as receiving annuity payments upon annuitization (as described in “Pay-out Period Provisions” in “V. Description of the Contract”).

When you take withdrawals:

•	you have the flexibility to start and stop withdrawals;

•	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

•	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

•	you reduce the Contract Value available for annuitization; and

•

you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VIII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

When you annuitize:

•	you receive annuity payments that are fixed in amount (or in the number of units paid for Variable Annuity payments);

•	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);

•	you no longer have access to the Contract Value; and

•

your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VIII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Consideration on Annuitization. The Contract does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Impact of Death Benefits

The IPFL 12.11 Series Rider ends if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:		Then the IPFL 12.11 Series Rider:
1.	Not the Covered Person	–	may continue if the Beneficiary elects to continue the Contract. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal the Benefit Rate then in effect multiplied by the recalculated Benefit Base and assess the Rider Fee based on the recalculated Benefit Base.
		–	enters its Settlement Phase if a subsequent withdrawal causes the Contract Value to fall below a minimum required amount.
		–	continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit.
2.	The Covered Person	–	ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under an IPFL 12.11 Series Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

The entire interest must be distributed within five years of the Owner’s death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”).

Income Plus For Life – Joint Life® 12.11. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 12.11 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) a Qualified Plan is the non-spousal Beneficiary and the surviving Covered Person is a spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the IPFL – Joint Life 12.11 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the IPFL – Joint Life 12.11 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 12.11 Series Riders” earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the IPFL – Joint Life 12.11 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

Death of Last Covered Person. If the surviving Covered Person dies while the IPFL – Joint Life 12.11 Rider is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 12.11 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

These Riders terminate upon a change in ownership (or assignment) of the Contract unless the new Owner or assignee meets the qualifications specified in the Termination provision of the respective Rider. A change of the Annuitant also could result in termination of these Riders. We permit you to change ownership (or make an assignment) of the Contract without terminating the respective Rider when the existing Owner is a legal entity and the new Owner is another legal entity if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) you transfer ownership from a custodian to the Annuitant, or vice versa, or (c) you transfer ownership from a legal entity to another entity that is satisfactory to us.

You may not terminate an IPFL 12.11 Series Rider once it is in effect (unless we increase the Rider fee – see “Rider Fee” above). However, an IPFL 12.11 Series Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for IPFL 12.11) the death of the Covered Person;

•	(for IPFL – Joint Life 12.11) the death of the last Covered Person remaining under the Rider;

•	the date a new Rider becomes effective under any exchange program that we may make available;

•	the date the Owner is changed or the Contract is assigned, unless

¡	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

¡	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or

¡	the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or

¡	the Ownership is transferred to the Owner’s spouse following the death of the Owner; or

¡	the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

¡	the assignment is for purposes of a tax qualified exchange; or

•	termination of the Contract.

Note that if you terminate the Rider, you must transfer any Contract Value in the Lifestyle PS or Bond PS Portfolios into the Portfolios available to Contracts without an IPFL 12.11 Series Rider.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59  1/2. See “VIII. Federal Tax Matters” for additional information on tax considerations related to optional benefit Riders.

Annual Step-Up Death Benefit

If it was available in your state, you may have elected the optional Annual Step-Up Death Benefit:

•	for an additional charge of 0.30% of the value of the Variable Investment Options;

•

as long as the oldest Owner of the Contract was not age 75 or older at the time of purchase (we impose this restriction because the Annual Step-Up Death Benefit would be zero if the oldest Owner were age 75 or older on the effective date of the Rider); and

•

if you did not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as a “Beneficiary IRA”), unless you are the spouse of the decedent and own the IRA in your own name.

Election of this optional benefit could only be made at the time the Contract was issued and, once made, is irrevocable. If you purchased this Rider but not an Income Plus For Life® 12.11 Series Rider, you must limit your investment allocations of Net Purchase Payments and Contract Value to the Investment Options we make available with the Contract, and you may not allocate Purchase Payments or Contract Value to the Investment Options we make available with our IPFL 12.11 Series Riders. If you purchased this Rider and an IPFL 12.11 Series Rider, you must limit your investment allocations of Net Purchase Payments and Contract Value to the Investment Options we make available with the IPFL 12.11 Series Rider.

Rider Benefit

The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:

•	the death benefit described under “Death Benefit During Accumulation Period”; or

•	the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Annual Step-Up Death Benefit up to and including the Contract Anniversary after the 75th birthday of the oldest Owner at issue of the Contract, or the date of death of any Owner, whichever is earliest.

Anniversary Value. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any Additional Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

(a)	is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and

(b)	is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the Contract’s death benefit under your Annual Step-Up Death Benefit Rider.

Continuation of Rider upon Death of Owner. If the Beneficiary under the Contract is the Contract Owner’s surviving spouse and elects to continue the Contract, the Contract and the Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the Annual Step-Up Death Benefit. In determining the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.

Termination of the Annual Step-Up Death Benefit

The Annual Step-Up Death Benefit terminates upon the earliest to occur of:

(a)	the date the Contract terminates;

(b)	the Maturity Date;

(c)	the date on which the Annual Step-Up Death Benefit is paid; or

(d)	the date the Owner is changed or the Contract is assigned, unless

(i)	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

(ii)	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or

(iii)	the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or

(iv)	the Ownership is transferred to the Owner’s spouse following the death of the Owner; or.

(v)	the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

(vi)	the assignment is for purposes of a tax qualified exchange.

Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.30% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If you purchased your Contract in connection with a Qualified Plan, including an IRA, you should consider the tax effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

An additional fee is imposed for the Annual Step-Up Death Benefit, and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

VII. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see “VI. Optional Benefits.”

Front-End Sales Charges

To compensate us for assuming certain distribution expenses, we calculate a “front-end” sales charge each time you make an Additional Purchase Payment, and deduct it from that payment. Each front-end sales charge is a percent of the corresponding Additional Purchase Payment. The sales charge applicable to one Additional Purchase Payment may differ from the sales charge applicable to a different payment. That is because we base the sales charge on a “Cumulative Value” calculated at the time we receive your Additional Purchase Payment.

Cumulative Value means the sum of:

(1)	the current Additional Purchase Payment and,

(2)	the greater of:

(a)	your Contract Value, or

(b)	the sum of all previous Purchase Payments minus any withdrawals.

We apply the following sales charge (shown as a percentage of your Purchase Payment in the following table) at the time you make an Additional Purchase Payment:

Sales Charge

Maximum Charge Percentage[1]	5.50%
Sales Charge Breakpoints:

If your Cumulative Value[2] is:	The Sales Charge (as a percentage of current Purchase Payment) is:

Up to $49,999.99	5.50%
$50,000 to $99,999.99	4.50%
$100,000 to $249,999.99	3.50%
$250,000 to $499,999.99	2.50%
$500,000 to $999,999.99	2.00%
$1,000,000 and over	1.00%

[1]	The charge reflected is the maximum sales charge, as a percentage of a Purchase Payment. The charge shown applies to Contracts with Cumulative Value of less than $50,000.
[2]

Your Cumulative Value is equal to your current Purchase Payment and, if making an Additional Purchase Payment, the greater of your Contract Value or the sum of all previous Purchase Payments minus any withdrawals.

Statement of Intent. We may permit you to receive a more favorable sales charge if you intend to make Additional Purchase Payments to a Contract during the first year that the Contract is in effect. If we receive notice through an authorized distributor of your intention to make Additional Purchase Payments during the first year your Contract is in effect, then we will adjust your sales charge in accordance with the chart above, based on the total Purchase Payments you intend to pay in a 13-month completion period (we allow a small grace period for you to complete your intended payments). Your financial advisor was required to ask you about your financial needs, investment objectives and related information prior to recommending the Contract to you. If you intend to make Additional Purchase Payments to qualify for a more favorable sales charge, you must have informed your financial advisor of your intentions prior to your purchase, and your advisor notified us. If we received notification through an authorized distributor at the time you purchased a Contract, we adjusted the sales charge in accordance with the table above. You are not obligated to reach your Cumulative Value goal. If your Contract does not reach the Cumulative Value indicated to us when you purchased a Contract, we will deduct an additional charge from your Contract equal to the difference between the sales charge determined with the intended Cumulative Value and the sales charge determined with the actual Cumulative Value reached during the completion period.

Example: If your initial Purchase Payment is $48,000 and we receive notice of your intention to make an Additional Purchase Payment of $52,000 within 13 months, then we apply a sales charge of 3.50%, based on the expected $100,000 total Purchase Payments. When we receive the initial $48,000 Purchase Payment, we deduct a sales charge of $1,680 (.035 × $48,000). If you do not make any Additional Purchase Payments by the end of the 13 month period, and your Contract Value has grown to $51,000, then your Cumulative Value is $51,000, which qualifies for the 4.50% threshold. We recalculate the original sales charge, based on the actual Cumulative Value at the time, as $2,160 (.045 × $48,000) and deduct the difference ($2,160 – $1,680 = $480) from your Contract Value.

If your Cumulative Value subsequently declines, we will recover the full amount of any additional sales charge. Therefore, you bear the risk that, if you fail to reach your Cumulative Value goal, your Contract Value may be less than it might have been had you not communicated your Cumulative Value goal. Any additional sales charge is deducted from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value. If the amount recovered exceeds the Contract Value, we reserve the right to terminate your Contract without value.

Annual Contract Fee

We will deduct each year an annual Contract fee of $50 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if you are registered for electronic delivery of your transaction confirmations, we will waive the annual Contract fee. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

During the Accumulation Period, this administration fee is deducted on the Contract Anniversary. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the Contract Anniversary, the $50 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the administration fee will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Accumulation Period Provisions – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that the administration charges, distribution charge, or sales charges may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts, as a percentage of the value of the Variable Investment Options, a daily charge at the annual effective rate of 0.65%. The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a spousal Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Reduction or Elimination of Charges and Deductions

(John Hancock USA Contracts only; not available in New York)

In addition to the reductions available on front-end sales charges (see “Front-End Sales Charges” above), we may reduce or eliminate the amount of the charges or any administrative charge or other deductions from Purchase Payments for certain Contracts where permitted by state law. These Contracts involve sales to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect to result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

•

We consider the size and type of group to which sales are made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

•	We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

•	We consider the nature of the group or class for which the Contracts are purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

•

We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

•

We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

•	There may be other circumstances that result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we provide a reduction in the charges or deductions. We also eliminated the sales charge when a Contract was issued to officers, trustees, directors or employees (or a relative thereof) of ours or of any of our affiliates, or of the John Hancock Variable Insurance Trust (“Eligible Employee”). We also eliminated the sales charge when a Contract was issued (outside the state of New York) to an employee or financial advisor of the broker-dealer. We refer to these Contracts as “Venture® Opportunity EMP Series” in the Contract itself. In no event do we permit reduction or elimination of the charges or deductions where that reduction or elimination is unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 3.5% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

State or Territory	Premium Tax Rate[1]
	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
ME2	0.00%	2.00%
NV	0.00%	3.50%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%
[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.80% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

VIII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. This discussion also does not address the potential tax and withholding rules that might apply to a Contract held by or distributions paid to any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by or payable to a foreign person. In addition, we make no guarantee regarding any tax treatment — federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.

•

Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an IPFL 12.11 Series Rider, using the Contract Value. See “VI. Optional Benefits” for a description of the IPFL 12.11 Series Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

•

Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

•

The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

You should consult a qualified tax advisor for information on any optional benefit Riders.

General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You may have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original contract at the time of the partial exchange, regardless of whether the payment came from the existing contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value - $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations. However, these tax rules do not apply to a transfer between spouses or a transfer to a former spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	attributable to the Contract Owner becoming disabled (as defined in the tax law);

•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

•

made as a series of substantially equal periodic payments for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated individual Beneficiary;*

•	made under a single-premium immediate annuity contract; or

•	made with respect to certain annuities issued in connection with structured settlement agreements.

*

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59  1/2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

The Health Care and Education Reconciliation Act of 2010 (the “Act”) contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant’s life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but we make no attempt to provide more than general information in this Prospectus and the SAI about use of the Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan.

When we issue a Contract in connection with a Qualified Plan (“Qualified Contract”), we will amend the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

You should consult a qualified tax advisor for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments:

•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;

•

as a direct or indirect rollover of a distribution from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or

•	by making annual contributions to the extent permitted under the Code.

See “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations.

We use the term “direct rollover distributions” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollover distributions” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover distribution to be tax-deferred if it is contributed to an IRA within 60 days of receipt.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or a Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

A Beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, you should consult your own qualified tax advisor.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in 401(k) retirement plans to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence when the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor. Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A rollover from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5 taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to converted or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us to not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read “VI. Optional Benefits” for information about the impact of withdrawals.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement account to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

•

from Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or

•

from a Contract intended for use with a retirement plan qualified under sections 401(a), or 403(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your spouse is your designated Beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse’s plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax advisor for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

•	April 1 of the calendar year following the year the year in which the Qualified Plan participant turns 70 1/2, or

•	April 1 of the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of a traditional IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, you should consult your own qualified tax advisor.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to withhold a portion of your distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read “VI. Optional Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read “VI. Optional Benefits” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the contributions from gross income for tax purposes. We did not offer this Contract for use in any retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan” or the “Plan”).

If you are considering making a rollover transfer from a Section 403(b) Plan to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contracts intended for use in connection with a Puerto Rican “tax qualified” retirement plan, the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

IX. General Matters

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through select broker-dealers that entered into selling agreements with JH Distributors and us. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual financial advisor who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the financial advisor’s own arrangement as a registered representative with his or her broker-dealer. We may also continue to pay commission or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provide marketing support and training services to the broker-dealer firms that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through our selected broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 6.00% of Purchase Payments and, in states where permitted, is subject to reductions in accordance with the reduced sales charges available to Cumulative Values (see “VII. Charges and Deductions – Front-End Sales Charges”). In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 0.50% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VII. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected firms. We determine which firms to support and the extent of the payments that are or were made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hoped to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may have featured the Contract in its sales system or given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements may not have been offered to all firms, and the terms of such arrangements may differ between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may give or have previously given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay or have previously paid a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, financial advisors who are registered representatives of such firms may be motivated to sell the contracts of one issuer over another issuer or one product over another product.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations, and we will waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

Table of Contents

General Information and History
John Hancock Variable Insurance Trust Portfolio Holdings Currently Posted on a Website
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Special Compensation and Reimbursement Arrangements
State Variations Regarding Recognition of Same-Sex Couples
Additional Information about the Portfolio Stabilization Process®
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

Table of Contents

General Information and History
John Hancock Variable Insurance Trust Portfolio Holdings Currently Posted on a Website
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Special Compensation and Reimbursement Arrangements
State Variations Regarding Recognition of Same-Sex Couples
Additional Information about the Portfolio Stabilization Process®
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2012 and 2011, and its Separate Accounts’ financial statements for the year ended December 31, 2012 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2012, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

Appendix A: Impact of Transactions on Portfolio Stabilization Process®

The following tables are applicable to Contracts issued with an IPFL 12.11 Series Rider. They illustrate the impact of various types of transactions on the Portfolio Stabilization Process®. In Table A-1, we illustrate the impact of Additional Purchase Payments, Credits and Step-Ups. In Table A-2, we illustrate the impact of various types of withdrawals of Contract Value.

Table A-1. Impact of Additional Purchase Payments, Step-ups and Credits

Type of Transaction	Impact on the Portfolio Stabilization Process®
Additional Purchase Payments:

A) Before Lifetime Income Date	An Additional Purchase Payment, after reduction for sales charges, increases the Contract Value and the Reference Value on a dollar for dollar basis. The Portfolio Stabilization Process® calculates the ratio of the new Contract Value to the new Reference Value to determine a Reference Value Ratio. (See “Portfolio Stabilization Process® – STEP TWO.”) After that, the Portfolio Stabilization Process® reviews your Contract Value Allocation to determine if a transfer will be made. (See “Portfolio Stabilization Process® – STEP THREE.”) Any other change in Contract Value on the date of the Additional Purchase Payment, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.

B) On and after the Lifetime Income Date	An Additional Purchase Payment, after reduction for sales charges, increases the Contract Value and may increase the Reference Value. Unlike an Additional Purchase Payment before the Lifetime Income Date, we may offset the Additional Purchase Payment by your withdrawals (see “Portfolio Stabilization Process® – STEP ONE”). In any event, the Portfolio Stabilization Process® calculates the ratio of the new Contract Value to the Reference Value to determine a Reference Value Ratio. (See “Portfolio Stabilization Process® – STEP TWO.”) After that, the Portfolio Stabilization Process® reviews your Contract Value Allocation to determine if a transfer will be made. (See “Portfolio Stabilization Process® – STEP THREE.”) Any other change in Contract Value on the date of the Additional Purchase Payment, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.

Increases in Guaranteed Amounts:

Credit	A Credit increases the Benefit Base and Lifetime Income Amount under an IPFL 12.11 Series Rider. It does not increase Contract Value or the Reference Value. As a result, a Credit does not change the Reference Value Ratio and does not automatically trigger a transfer under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of a Credit, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.

Step-Up	A Step-Up increases the Benefit Base and Lifetime Income Amount under an IPFL 12.11 Series Rider. It does not increase Contract Value or the Reference Value. As a result, a Step-Up does not change the Reference Value Ratio and does not automatically trigger a transfer under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of the Step-Up, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.

Table A-2. Impact of Withdrawals

Type of Withdrawal	Impact on the Portfolio Stabilization Process®

From a selected Investment Option	The IPFL 12.11 Series Rider does not permit you to withdraw Contract Value from a specific Investment Option if your Contract Value is allocated to more than one Investment Option.

Pro rata from each Investment Option in which your Contract Value is allocated	Your Contract Value reduces and your Contract’s Reference Value may change depending on the specific type of withdrawal transaction, as described below. The Portfolio Stabilization Process® calculates the ratio of remaining Contract Value to Reference Value (as may be adjusted) to determine if the withdrawal will result in a review of your Contract Value allocation. (See “Portfolio Stabilization Process® – STEP TWO”) Since the withdrawal under your Contract is taken pro rata from each Investment Option, the dollar-weighted Assumed Equity Allocation Factor for your Contract does not change. Your withdrawal may, however, result in a transfer of remaining Contract Value to the Bond PS Subaccount if the RV Ratio Band declines (See “Portfolio Stabilization Process® – STEP THREE”).

Withdrawals before the Lifetime Income Date	Your withdrawal is an Excess Withdrawal. It reduces the remaining Contract Value and the Reference Value on a pro rata basis. It does not reduce the Reference Value Ratio, and does not result in an additional transfer of Contract Value to the Bond PS Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

Withdrawals of the Lifetime Income Amount after the Lifetime Income Date	Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a result, your withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond PS Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

Excess Withdrawals after the Lifetime Income Date	Your withdrawal exceeds the Lifetime Income Amount. It reduces the Contract Value and the Reference Value on a pro rata basis. It does not reduce the Reference Value Ratio, and does not result in an additional transfer of Contract Value to the Bond PS Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

Withdrawals after the Lifetime Income Date under the Income Made Easy Program:

(A) full allowable amount	Same as “Withdrawals of the Lifetime Income Amount after the Lifetime Income Date,” above.

(B) the full allowable amount plus any increases in Contract Value resulting from investment gains at the end of a Contract Year	Your withdrawals during a Contract Year reduce the Contract Value, but not the Reference Value. Your withdrawal of investment gains at the end of a Contract Year reduces the Reference Value in proportion to the reduction of Contract Value. Each withdrawal of the full allowable amount changes the Reference Value Ratio, which may result in a transfer of a portion of remaining Contract Value to the Bond PS Subaccount under the Portfolio Stabilization Process®. Your withdrawal of investment gains, if any, at the end of a Contract Year will not change the Reference Value Ratio and will not trigger an automatic transfer.

(C) the full allowable amount plus any amount under our Life Expectancy Distribution program that would exceed the full allowable amount	Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a result, each withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond PS Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

(D) the annual amount under our Life Expectancy Distribution program (in lieu of the full allowable amount)	Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a result, each withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond PS Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

(E) a specified dollar amount that is less than the full allowable amount	Your withdrawal reduces the Contract Value. Because the specified dollar amount is less than the Lifetime Income Amount, the Reference Value is not reduced. As a result, your withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond PS Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

Withdrawals under the Life Expectancy Distribution program: Same as Income Made Easy selections (C) and (D), above.

Appendix B: Examples of the Portfolio Stabilization Process®

The following examples assume four separate Contracts are purchased on the same day. The initial Net Purchase Payment for each Contract is $100,000. The examples are based on hypothetical performance that varies by Subaccount.

•	Owner A allocates the entire $100,000 to Lifestyle Growth PS Subaccount.

•	Owner B allocates the entire $100,000 to Lifestyle Conservative PS Subaccount

•	Owner C allocates $50,000 to Lifestyle Balanced PS Subaccount and $50,000 to Lifestyle Conservative PS Subaccount.

•	Owner D allocates $90,000 to Lifestyle Growth PS Subaccount and $10,000 to Ultra Short Term Bond Subaccount.

The examples also assume there are no transactions other than the ones described in each example, and all days are Business Days. All Contract Values are rounded to the nearest dollar, which may cause some calculations to appear slightly incorrect.

Initial Reference Value, RV Ratio and RV Ratio Band

The initial Reference Value is equal to the initial Contract Value of $100,000 for each of the four Contracts. The Reference Value Ratio (RV Ratio) is equal to the Contract Value divided by the Reference Value $100,000/$100,000 which is 100%. Since the RV Ratio is greater than 92.5%, the RV Ratio Band is set at 5.

Overview. The table below highlights the results illustrated in the examples that follow.

Portfolio Stabilization Process® Result
Type of Transaction	No Transfer	Transfer to Bond PS Subaccount	Transfer from Bond PS Subaccount
Monthly Review of Reference Value	1(a), 1(b), 1(c), 1(d)
Decrease in RV Ratio Band	2(b)	2(a), 2(c) , 2(d)
Increase in RV Ratio Band	3(b)		3(a), 3(c), 3(d)
Monthly Anniversary Review of Allocation while RV Ratio is less than 82.5%	4(b)	4(c)	4(a), 4(d)
Withdrawal of Lifetime Income Amount		5(a), 5(d)
Excess Withdrawal	5(b)
Withdrawal Prior to Lifetime Income Date	5(c)
Additional Net Purchase Payment		6(a), 6(b)	6(c), 6(d)
Owner-directed Transfer between Subaccounts	7(c)	7(b)	7(a), 7(d)

Example 1: Monthly Review of Reference Value

Assume that at the end of the day on the first Monthly Anniversary of the Contracts, we compare the Contract Value of each of the four Contracts to the Reference Value for the Contract.

a)	Assume that the Contract Value on Owner A’s Contract has increased to $101,241. We increase the Reference Value to $101,241. The RV Ratio is 100% and the RV Ratio Band is 5.

b)	Assume that the Contract Value on Owner B’s Contract has decreased to $99,274. Since the Contract Value is less than the current Reference Value, the Reference Value remains $100,000. The RV Ratio is 99.27% and the RV Ratio Band is still 5.

c)	Assume that the Contract Value on Owner C’s Contract has decreased to $99,937. Since the Contract Value is less than the current Reference Value, the Reference Value remains $100,000. The RV Ratio is 99.94% and the RV Ratio Band is still 5.

d)	Assume that the Contract Value on Owner D’s Contract has increased to $101,015. We increase the Reference Value to $101,015. The RV Ratio is 100% and the RV Ratio Band is 5.

Example 2: Decreases in RV Ratio Band

a)

Assume that the Contract Value of Owner A’s Contract increases over the first four months to $107,166. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $98,608. The RV Ratio is 92.01% ($98,608/$107,166) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. 100% of the Contract Value is in the Lifestyle Growth PS Subaccount, so the dollar-weighted Assumed Equity Allocation Factor (AEAF) is 70 – the AEAF for the Lifestyle Growth PS Subaccount. Based on the Contract Value of $98,608, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,779 must be allocated to the Bond PS Subaccount. We transfer this amount from the Lifestyle Growth PS Subaccount, leaving a balance of $84,829 in that Subaccount.

b)

Assume that the Contract Value of Owner B’s Contract increases over the first four months to $101,961. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $93,996. The RV Ratio is 92.19% ($93,996/$101,961) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. 100% of the Contract Value is in the Lifestyle Conservative PS Subaccount, so the AEAF is 20 – the AEAF for the Lifestyle Conservative PS Subaccount. Based on the Contract Value of $93,996, the RV Ratio Band of 4 and the dollar-weighted AEAF of 20, the Portfolio Stabilization Process® calculates that there is no required allocation to the Bond PS Subaccount. As long as the Contract Value remains allocated 100% to the Lifestyle Conservative PS Subaccount, the AEAF of 20 will result in no required allocation to the Bond PS Subaccount, regardless of the value of the RV Ratio Band.

c)

Assume that the Contract Value of Owner C’s Contract increases over the first four months to $103,878. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $95,651 ($47,405 in the Lifestyle Balanced PS Subaccount and $48,246 in the Lifestyle Conservative Subaccount). The RV Ratio is 92.08% ($95,651/$103,878) and the RV Ratio Band is equal to 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. The Contract Value is in both the Lifestyle Balanced PS and the Lifestyle Conservative PS Subaccounts, so the AEAF is 34.87 ((50 × $47,405 + 20 × $48,246)/$95,651). Based on the Contract Value of $95,651, the RV Ratio Band of 4 and the dollar-weighted AEAF of 34.87, the Portfolio Stabilization Process® calculates that $7,973 must be allocated to the Bond PS Subaccount. We transfer the $7,973 proportionally from the Lifestyle Balanced PS and Lifestyle Conservative PS Subaccounts. The amount transferred from the Lifestyle Balanced PS Subaccount is $3,951 and the amount transferred from the Lifestyle Conservative PS Subaccount is $4,022.

d)

Assume that the Contract Value of Owner D’s Contract increases over the first four months to $106,461. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process®® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $98,357 ($88,746 in the Lifestyle Growth PS Subaccount and $9,611 in the Ultra Short Term Bond Subaccount). The RV Ratio is 92.39% ($98,357/$106,461) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. The dollar-weighted AEAF is based only on the portion of the Contract Value allocated to the Lifestyle Growth PS Subaccount, so the AEAF is 70. Based on the Contract Value of $98,357, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,688 must be allocated to the Bond PS Subaccount. The Portfolio Stabilization Process® proceeds to Step Four. The $9,611 in the Ultra Short Term Bond Subaccount is credited toward the total that must be allocated to the Bond PS Subaccount, reducing the required transfer amount to $4,077, which we transfer from the Lifestyle Growth PS Subaccount.

Example 3: Increases in RV Ratio Band

After Contract Value has been transferred to the Bond PS Subaccount, the Portfolio Stabilization Process® will transfer Contract Value back to the Lifestyle PS Subaccounts if the RV Ratio Band increases to a higher level and remains at least at that level for 5 days.

a)

Assume that the RV Ratio Band for Owner A’s Contract is 3. If the RV Ratio Bands calculated for the next 10 days are 3, 3, 4, 4, 3, 4, 4, 4, 4, 4, the Portfolio Stabilization Process® proceeds to Step Three on the 10th day since the RV Ratio Band increased from 3 to 4 and remained at 4 for five consecutive days. Assume that the Contract Value on that day is $96,878 ($70,142 in the Lifestyle Growth PS Subaccount and $26,736 in the Bond PS Subaccount). The Lifestyle Growth PS Subaccount AEAF is 70. Based on the Contract Value of $96,878, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,779 must be allocated to the Bond PS Subaccount. Since $26,736 is already in the Bond PS Subaccount, we transfer the excess amount of $12,957 from the Bond PS Subaccount to the Lifestyle Growth PS Subaccount.

b)	Since Owner B’s Contract is allocated 100% to the Lifestyle Conservative PS Subaccount, there is no impact from an increase in the RV Ratio Band.

c)

Assume that the RV Ratio Band for Owner C’s Contract is 4. If the RV Ratio Bands for the next 5 days are 5, 5, 5, 5, 5, the Portfolio Stabilization Process® proceeds to Step Three on the 5th day, since the RV Ratio Band increased from 4 to 5 and remained at 5 for five consecutive days. Assume that the Contract Value on that day is $96,747 ($44,559 in the Lifestyle Balanced PS Subaccount, $44,323 in the Lifestyle Conservative PS Subaccount, and $7,865 in the Bond PS Subaccount). The dollar-weighted AEAF is 35.04 ((50 × $44,559 + 20 × $44,323)/($44,559 + $44,323)). Based on the RV Ratio Band of 5, the Portfolio Stabilization Process® does not require any transfer to the Bond PS Subaccount. Since $7,865 is already in the Bond PS Subaccount, we transfer the $7,865 from the Bond PS Subaccount proportionally to the Lifestyle Balanced and Lifestyle Conservative PS Subaccounts. The amount transferred to the Lifestyle Balanced PS Subaccount is $3,943 and the amount transferred to the Lifestyle Conservative PS Subaccount is $3,922.

d)

Assume that the RV Ratio Band for Owner D’s Contract is 3. If the RV Ratio Bands for the next 10 days are 3, 3, 4, 4, 3, 4, 4, 4, 4, 4, the Portfolio Stabilization Process® proceeds to Step Three on the 10th day since the RV Ratio Band increased from 3 to 4 and remained at 4 for five consecutive days. Assume that the Contract Value on that day is $96,374 ($69,966 in the Lifestyle Growth PS Subaccount, $9,467 in the Ultra Short Term Bond Subaccount and $16,941 in the Bond PS Subaccount). 100% of the Contract Value in the Lifestyle PS Subaccounts is in the Lifestyle Growth PS Subaccount, so the AEAF is 70. Based on the Contract Value of $96,374, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,688 must be allocated to the Bond PS Subaccount. Since $9,467 is allocated to the Ultra Short Term Bond Subaccount and $16,941 is allocated to the Bond PS Subaccount, we transfer the excess amount of $12,720 ($9,467 + $16,941 – $13,688) from the Bond PS Subaccount to the Lifestyle Growth PS Subaccount. The Portfolio Stabilization Process® does not transfer money from the Ultra Short Term Bond Subaccount.

Example 4: RV Ratio is less than 82.5%

a)

Assume that the RV Ratio reduces to less than 82.5%, resulting in an RV Ratio Band of 0 for Owner A’s Contract. $61,238 is in the Bond PS Subaccount and the remainder of the total Contract Value of $87,237 is in the Lifestyle Growth PS Subaccount. On the next Monthly Anniversary, the portion of the Contract Value in the Bond PS Subaccount decreases to $58,070 while the portion in the Lifestyle Growth PS Subaccount decreases to $21,975, for a total Contract Value of $80,045. The Reference Value is still $107,145 so the RV Ratio is 74.71% and the RV Ratio Band is 0. Based on the Contract Value of $80,045, the RV Ratio Band of 0 and the AEAF of 70, the Portfolio Stabilization Process® requires $57,175 to be allocated to the Bond PS Subaccount. As described in Step Four of the Portfolio Stabilization Process®, we will transfer $895 from the Bond PS Subaccount to the Lifestyle Growth PS Subaccount.

b)

Since Owner B’s Contract is allocated 100% to the Lifestyle Conservative PS Subaccount, even when the RV Ratio Band is 0 on a Monthly Anniversary, the Portfolio Stabilization Process® will determine that there is no required allocation to the Bond PS Subaccount.

c)

Assume that the RV Ratio reduces to less than 82.5% resulting in an RV Ratio Band of 0 for Owner C’s Contract. $34,389 is in the Bond PS Subaccount, $23,779 in the Lifestyle Balanced PS Subaccount and $26,773 in the Lifestyle Conservative PS Subaccount. On the next Monthly Anniversary the portion of the Contract Value in the Bond PS Subaccount decreases to $33,068, the portion in the Lifestyle Balanced PS Subaccount decreases to $22,969 and the portion in the Lifestyle Conservative PS decreases to $25,784, for a total Contract Value of $81,821. The Reference Value is still $103,878 so the RV Ratio is 78.77% and the RV Ratio Band is 0. The dollar weighted AEAF is 34.13. Based on the Contract Value of $81,821, the RV Ratio Band of 0 and the AEAF of 34.13, the Portfolio Stabilization Process® requires $33,880 to be allocated to the Bond PS Subaccount. As described in Step Four of the Portfolio Stabilization Process®, we transfer $812 to the Bond PS Subaccount proportionally from the Lifestyle Moderate PS and Lifestyle Conservative PS Subaccounts ($383 from the Lifestyle Moderate PS Subaccount and $430 from the Lifestyle Conservative PS Subaccount).

d)

Assume that the RV Ratio reduces to less than 82.5% resulting in an RV Ratio Band of 0 for Owner D’s Contract. $51,870 is in the Bond PS Subaccount, $25,694 in the Lifestyle Growth PS Subaccount and $8,965 in the Ultra Short Term Bond Subaccount. On a subsequent Monthly Anniversary the portion of the Contract Value in the Bond PS Subaccount increases to $52,694, the portion in the Lifestyle Growth PS Subaccount decreases to $25,373 and the portion in the Ultra Short Term Bond Subaccount increases to $9,008, for a total Contract Value of $87,074. The Reference Value is still $106,461 so the RV Ratio is 81.79% and the RV Ratio Band is 0. The dollar weighted AEAF is 70. Based on the Contract Value of $87,074, the RV Ratio Band of 0 and the AEAF of 70, the Portfolio Stabilization Process® requires $60,835 to be allocated to the Bond PS Subaccount. As described in Step Four, the Portfolio Stabilization Process® will determine that the $9,008 already in the Ultra Short Term Bond Subaccount reduces the required allocation to the Bond PS Subaccount to $51,827. Therefore, we transfer $867 from the Bond PS Subaccount to the Lifestyle Growth PS Subaccount since there is an excess in the Bond PS Subaccount.

Example 5: Withdrawals

a)

Assume that Owner A takes a withdrawal of the Lifetime Income Amount on a day when the Contract Value is $95,268 ($68,358 in the Lifestyle Growth PS Subaccount and $26,910 in the Bond PS Subaccount), the Reference Value is $107,166, the RV Ratio Band is 3 and the Lifetime Income Amount is $5,000. We withdraw the $5,000 proportionally from the Lifestyle Growth PS and Bond PS Subaccounts. The balance in the Lifestyle Growth PS Subaccount following the withdrawal is $64,770 ($68,358 – $5,000 × $68,358/$95,268). The balance in the Bond PS Subaccount is $25,497 ($26,910 – $5,000 × $26,910/$95,268). The total Contract Value after the withdrawal is $90,268. The withdrawal of the Lifetime Income Amount does not reduce the Reference Value so the RV Ratio is now 84.23% ($90,268/$107,166). The RV Ratio Band is 1. Based on the Contract Value of $90,268, the RV Ratio Band of 1 and the AEAF of 70, the Portfolio Stabilization Process® requires $50,521 to be allocated to the Bond PS Subaccount, and therefore we transfer $25,024 from the Lifestyle Growth PS Subaccount to the Bond PS Subaccount.

b)

Assume that Owner B takes a withdrawal of $10,000 on a day when the Contract Value is $98,723 (100% in the Lifestyle Conservative PS Subaccount), the Reference Value is $101,961, the RV Ratio Band is 5 and the Lifetime Income Amount is $5,000. We first reduce the Contract Value to $93,723 due to the withdrawal of the $5,000. This portion of the withdrawal does not reduce the Reference Value. The remaining $5,000 of the withdrawal reduces the Contract Value to $88,723. This

Excess Withdrawal reduces the Reference Value in the same proportion as it reduces the Contract Value. The reduced Reference Value is $96,522 ($101,961 – $5,000/$93,723 × $101,961). The RV Ratio is now 91.92% ($88,723/$96,522). The RV Ratio Band is 4. Based on the Contract Value of $88,723, the RV Ratio Band of 4 and the AEAF of 20, there is no required allocation to the Bond PS Subaccount.

c)

Assume that Owner C takes a withdrawal of $5,000 prior to the Lifetime Income Date when the Contract Value is $95,409 ($41,687 in the Lifestyle Balanced PS Subaccount, $45,946 in the Lifestyle Conservative PS Subaccount, and $7,776 in the Bond PS Subaccount), the Reference Value is $103,878 and the RV Ratio Band is 4. The total Contract Value after the withdrawal is $90,409. The withdrawal is an Excess Withdrawal since it is prior to the Lifetime Income Date, and therefore it reduces the Reference Value proportionally. Since the Reference Value is reduced in the same proportion as the Contract Value, the RV Ratio and RV Ratio Band do not change. Since the RV Ratio Band is still equal to 4, the Portfolio Stabilization Process® does not proceed to Step Three.

d)

Assume that Owner D takes a withdrawal of the Lifetime Income Amount when the Contract Value is $93,947 ($64,676 in the Lifestyle Growth PS Subaccount, $9,665 in the Ultra Short Term Bond Subaccount and $29,605 in the Bond PS Subaccount), the Reference Value is $106,461, the RV Ratio Band is 3 and the Lifetime Income Amount is $5,000. The $5,000 is withdrawn proportionally from the Lifestyle Growth PS, Ultra Short Term Bond and Bond PS Subaccounts. The balance in the Lifestyle Growth PS Subaccount following the withdrawal is $51,766 ($64,676 – $5,000 × $64,676/$93,947). The balance in the Ultra Short Term Bond Subaccount is $9,150 ($9,665 – $5,000 × $9,665/$93,947). The balance in the Bond PS Subaccount is $28,030 ($29,605 – $5,000 × $29,605/$93,947). The total Contract Value after the withdrawal is $88,947. The withdrawal of the Lifetime Income Amount does not reduce the Reference Value, so the RV Ratio is now 83.55% ($88,947/$106,461). The RV Ratio Band is 1. Based on the Contract Value of $88,947, the RV Ratio Band of 1 and the AEAF of 70, the Portfolio Stabilization Process® requires $50,189 to be allocated to the Bond PS Subaccount. The $9,150 in the Ultra Short Term Bond Subaccount is credited toward that amount, reducing it to $41,038. Therefore we transfer $13,009 ($41,038 – $28,030) from the Lifestyle Growth PS Subaccount to the Bond PS Subaccount.

Example 6: Additional Purchase Payments

a)

Assume Owner A makes an additional Net Purchase Payment of $10,000 when the Contract Value is $90,763 ($39,604 in the Lifestyle Growth PS Subaccount and $51,159 in the Bond PS Subaccount), the Reference Value is $107,145 and the RV Ratio Band is 1. The Contract Value increases to $100,763 ($49,604 in the Lifestyle Growth PS Subaccount and $51,159 in the Bond PS Subaccount). The Reference Value increases by $5,000 – the excess of the additional Net Purchase Payment over the prior withdrawal of $5,000 that did not reduce the Reference Value. The new Reference Value is $112,145. The RV Ratio is 89.88% ($100,763/$112,115) and the RV Ratio Band is 3. Based on the Contract Value of $100,763, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $52,878 to be allocated to the Bond PS Subaccount. Therefore we transfer $1,720 from the Lifestyle Growth PS Subaccount to the Bond PS Subaccount. In this example, although the RV Ratio Band increases as a result of the additional Net Purchase Payment, a transfer to the Bond PS Subaccount is required because the entire additional Net Purchase Payment went into the Lifestyle Growth PS Subaccount.

b)

Assume Owner B makes an additional Net Purchase Payment of $10,000 allocated to the Lifestyle Moderate PS Subaccount when the Contract Value is $88,387 (100% in the Lifestyle Conservative PS Subaccount), the Reference Value is $96,522 and the RV Ratio Band is 4. The Contract Value increases to $98,387 ($88,387 in the Lifestyle Conservative PS Subaccount and $10,000 in the Lifestyle Moderate PS Subaccount). The Reference Value increases by the total additional Net Purchase Payment of $10,000 since the prior withdrawal reduced the Reference Value. The new Reference Value is $106,522. The RV Ratio is 92.36% ($98,387/$106,522) and the RV Ratio Band is 4. The dollar-weighted AEAF is based on the portions of the Contract Value in the Lifestyle Conservative PS and Lifestyle Moderate PS Subaccounts, and is 22.03 ((20 × $88,387 + 40 × $10,000)/$98,387). Based on the Contract Value of $98,387, the RV Ratio Band of 4 and the AEAF of 22.03, the Portfolio Stabilization Process® requires $1,769 to be allocated to the Bond PS Subaccount. Therefore we transfer $1,769 proportionally from the Lifestyle Conservative PS and the Lifestyle Moderate PS Subaccounts to the Bond PS Subaccount. The amount transferred from the Lifestyle Conservative PS Subaccount is $1,589 ($1,769 × $88,387/$98,387) and the amount transferred from the Lifestyle Moderate PS Subaccount is $180 ($1,769 × $10,000/$98,387).

c)	Assume Owner C makes an additional Net Purchase Payment of $10,000 allocated 50% to the Lifestyle Balanced PS Subaccount and 50% to the Lifestyle Conservative PS Subaccount. The Contract Value prior to the additional Net Purchase Payment is $90,957 ($39,829 in the Lifestyle Balanced PS Subaccount, $43,748 in the Lifestyle Conservative PS Subaccount and $7,380 in the Bond PS Subaccount). The Reference Value is $98,434 and the RV Ratio Band is 4. The Contract Value increases to $100,957 ($44,829 in the Lifestyle Balanced PS Subaccount, $48,748 in the Lifestyle Conservative PS Subaccount and $7,380 in the Bond PS Subaccount). Next, the Reference Value increases by the total additional Net Purchase Payment of $10,000 since the prior withdrawal reduced the Reference Value. The new Reference Value is $108,434. The RV Ratio is 93.10% ($100,957/$108,434) and the RV Ratio Band is 5. The dollar-weighted AEAF, calculated based on the portions of the Contract Value allocated to the Lifestyle Balanced PS and Lifestyle Conservative PS Subaccounts, is 34.37 ((50 × $44,829 + 20 × $48,748)/($44,829 + $48,748)). Based on the RV Ratio Band of 5 the Portfolio

Stabilization Process® does not require any amount to be allocated to the Bond PS Subaccount. We proceed to Step Four and transfer the $7,380 from the Bond PS Subaccount proportionally to the Lifestyle Balanced PS and the Lifestyle Conservative PS Subaccounts. The amount transferred to the Lifestyle Balanced PS Subaccount is $3,536 ($7,380 × $44,829/($44,829 + $48,748)), and the amount transferred to the Lifestyle Conservative PS Subaccount is $3,845 ($7,380 × $48,748/($44,829 + $48,748)).

d)

Assume Owner D makes an additional Net Purchase Payment of $5,000 allocated 90% to the Lifestyle Growth PS Subaccount and 10% to the Ultra Short Term Bond Subaccount. The Contract Value prior to the additional Net Purchase Payment is $89,413 ($39,096 in the Lifestyle Growth PS Subaccount, $9,214 in the Ultra Short Term Bond Subaccount and $41,103 in the Bond PS Subaccount). The Reference Value is $106,461 and the RV Ratio Band is 1. The Contract Value increases to $94,413 ($43,596 in the Lifestyle Growth PS Subaccount, $9,714 in the Ultra Short Term Bond Subaccount and $41,103 in the Bond PS Subaccount). Since the prior $5,000 withdrawal did not reduce the Reference Value, that withdrawal is subtracted from the $5,000 additional Net Purchase Payment, resulting in no increase to the Reference Value. The RV Ratio is 88.68% ($94,413/$106,461), and the RV Ratio Band is 3. The dollar-weighted AEAF is equal to the AEAF for the Lifestyle Growth PS Subaccount, or 70. Based on the Contract Value of $94,413, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $26,615 to be allocated to the Bond PS Subaccount. The total Contract Value allocated to both the Ultra Short Term Bond Subaccount and the Bond PS Subaccount is $50,818. Therefore we transfer the excess allocation of $24,202 ($50,818 – $26,615) from the Bond PS Subaccount to the Lifestyle Growth PS Subaccount.

Example 7: Transfers

a)

Assume that two days after the additional Net Purchase Payment, when the Contract Value is $100,767 ($48,399 in the Lifestyle Growth PS Subaccount and $52,368 in the Bond PS Subaccount), Contract Owner A elects to transfer the balance from the Lifestyle Growth PS Subaccount to the Lifestyle Balanced PS Subaccount. There is no change to the RV Ratio or the RV Ratio Band. As a result of the transfer the AEAF is now 50. Based on the Contract Value of $100,767, the RV Ratio Band of 3 and the AEAF of 50, the Portfolio Stabilization Process® requires $44,418 to be allocated to the Bond PS Subaccount. Therefore we proceed to Step Four and transfer $7,950 from the Bond PS Subaccount to the Lifestyle Balanced PS Subaccount.

b)

Assume that two days after the additional Net Purchase Payment, when the Contract Value is $97,241 ($85,509 in the Lifestyle Conservative PS Subaccount, $9,961 in the Lifestyle Moderate PS Subaccount, and $1,770 in the Bond PS Subaccount), Contract Owner B elects to transfer $20,000 from the Lifestyle Conservative PS Subaccount to the Lifestyle Moderate PS Subaccount. The RV Ratio Band of 4 does not change as a result of the transfer. As a result of the transfer the AEAF in now 26.28 ((40 × $29,961 + 20 × $65,509)/($29,961 + $65,509)). Based on the Contract Value of $97,241, the RV Ratio Band of 4 and the AEAF of 26.28, the Portfolio Stabilization Process® requires $4,580 to be allocated to the Bond PS Subaccount. Therefore we proceed to Step Four and transfer $2,810 proportionally from the Lifestyle Moderate PS Subaccount and the Lifestyle Conservative PS Subaccount to the Bond PS Subaccount.

c)	Assume that two days after the additional Net Purchase Payment, when the Contract Value is $100,295 ($47,719 in the Lifestyle Balanced PS Subaccount and $52,576 in the Lifestyle Conservative PS Subaccount), Contract Owner C elects to transfer the balance from the Lifestyle Moderate PS Subaccount to the Lifestyle Conservative PS Subaccount. There is no change to the RV Ratio or the RV Ratio Band as a result of the transaction. As a result of the transfer the AEAF is now 20. Based on the Contract Value of $100,295, the RV Ratio Band of 4 and the AEAF of 20, there is no required allocation to the Bond PS Subaccount.

d)

Assume that two days after the additional Net Purchase Payment, when the Contract Value is $94,517 ($67,794 in the Lifestyle Growth PS Subaccount, $9,763 in the Ultra Short Term Bond Subaccount, and $16,960 in the Bond PS Subaccount), Contract Owner D elects to transfer $20,000 from the Lifestyle Growth PS Subaccount to the Ultra Short Term Bond Subaccount. There is no change to the RV Ratio or the RV Ratio Band. The AEAF is still 70. Based on the Contract Value of $94,517, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $26,615 to be allocated to the Bond PS Subaccount. Therefore we proceed to Step Four. The total Contract Value in the Ultra Short Term Bond Subaccount is now $29,763, which exceeds the required allocation. We transfer the $16,960 balance in the Bond PS Subaccount to the Lifestyle Growth PS Subaccount. No portion of the Ultra Short Term Bond Subaccount will be transferred.

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

•	Venture® Opportunity A-Series Contracts with no optional benefit Riders; and

•	Venture® Opportunity A-Series Contracts issued with an Annual Step-Up Death Benefit Rider.

Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Opportunity A-Series

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

Venture Opportunity A-Series Variable Annuity

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Bond PS—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Strategy Trust—Series II Shares (units first credited 04-29-2013)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	—
Value at End of Year	—	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Balanced PS—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.429	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.630	12.429	—	—	—	—	—	—	—	—
No. of Units	1,239,209	33,213	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.427	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.586	12.427	—	—	—	—	—	—	—	—
No. of Units	424,303	3,546	—	—	—	—	—	—	—	—
Lifestyle Balanced Trust—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.784	12.500	—	—	—	—	—	—	—	—
No. of Units	102,096	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.740	12.500	—	—	—	—	—	—	—	—
No. of Units	97,199	—	—	—	—	—	—	—	—	—
Lifestyle Conservative PS—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.517	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.352	12.517	—	—	—	—	—	—	—	—
No. of Units	173,534	4,597	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.309	12.500	—	—	—	—	—	—	—	—
No. of Units	65,776	—	—	—	—	—	—	—	—	—
Lifestyle Conservative Trust—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.465	12.500	—	—	—	—	—	—	—	—
No. of Units	68,892	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.421	12.500	—	—	—	—	—	—	—	—
No. of Units	10,765	—	—	—	—	—	—	—	—	—

Venture Opportunity A-Series

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Lifestyle Growth PS—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.389	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.820	12.389	—	—	—	—	—	—	—	—
No. of Units	671,803	9,540	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.775	12.500	—	—	—	—	—	—	—	—
No. of Units	273,867	—	—	—	—	—	—	—	—	—
Lifestyle Growth Trust—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.970	12.500	—	—	—	—	—	—	—	—
No. of Units	75,470	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.925	12.500	—	—	—	—	—	—	—	—
No. of Units	61,330	—	—	—	—	—	—	—	—	—
Lifestyle Moderate PS—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.557	12.500	—	—	—	—	—	—	—	—
No. of Units	378,437	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.472	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.514	12.472	—	—	—	—	—	—	—	—
No. of Units	193,191	6,673	—	—	—	—	—	—	—	—
Lifestyle Moderate Trust—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.678	12.500	—	—	—	—	—	—	—	—
No. of Units	91,960	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.634	12.500	—	—	—	—	—	—	—	—
No. of Units	7,822	—	—	—	—	—	—	—	—	—
Money Market Trust (available only during the right to review period for Contracts issued in California to purchasers age 60 and older)—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.449	12.500	—	—	—	—	—	—	—	—
No. of Units	3,090	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.409	12.500	—	—	—	—	—	—	—	—
No. of Units	5,868	—	—	—	—	—	—	—	—	—

To obtain a Venture® Opportunity A-Series Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

Venture® Opportunity A-Series SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

Venture® Opportunity A-Series NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a Venture® Opportunity A-Series Variable Annuity Statement of Additional Information dated April 29, 2013, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

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Venture® is a registered service mark of John Hancock Life Insurance Company (U.S.A.)

and is used under license by John Hancock Life Insurance Company of New York